                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


[x] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               GEICO CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

________________________________________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:


       _________________________________________________________________________


   (2) Aggregate number of securities to which transaction applies:


       _________________________________________________________________________


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       _________________________________________________________________________


   (4) Proposed maximum aggregate value of transaction:


       _________________________________________________________________________


   (5) Total fee paid:


       _________________________________________________________________________


[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

   (2) Form, Schedule or Registration Statement No.:

       _________________________________________________________________________

   (3) Filing Party:

       _________________________________________________________________________

   (4) Date Filed:

       _________________________________________________________________________

[LOGO]

-----------------------------
GEICO
CORPORATION
ONE GEICO PLAZA
Washington, D.C. 20076-0001

                                                               November 20, 1995


To the Stockholders of GEICO CORPORATION:


     You are cordially invited to attend a Special Meeting of Stockholders of GEICO Corporation (the 'Company') to be held at 10:00 a.m. on December 20, 1995, at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware.


     As described in the accompanying Proxy Statement, at the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated August 25, 1995 (the 'Merger Agreement'), among Berkshire Hathaway Inc. ('Berkshire'), HPKF Inc., an indirect subsidiary of Berkshire ('Sub'), and the Company, pursuant to which Sub will be merged with and into the Company (the 'Merger') and each outstanding share of Common Stock of the Company ('Common Stock') not owned by Berkshire or any of its subsidiaries will be converted into the right to receive $70 in cash.

     Your Board of Directors has determined that the Merger is in the best interests of the Company and its Independent Stockholders (as defined below) and has approved the Merger Agreement and the Merger by unanimous vote of those directors voting. THE BOARD RECOMMENDS THAT YOU VOTE 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     Consummation of the Merger is subject to certain conditions, including approval and adoption of the Merger Agreement by the affirmative vote of the holders of 80% of the outstanding shares of Common Stock entitled to vote thereon, including the affirmative vote of the holders of a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries (the 'Independent Stockholders'), and the receipt of certain approvals from regulatory authorities. Only holders of Common Stock of record at the close of business on November 16, 1995, are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.


     As of November 16, 1995, the directors and executive officers of the Company beneficially owned, in the aggregate, 1,543,871 shares of Common Stock, representing approximately 2.29% of such shares outstanding. To the knowledge of the Company, all directors and executive officers of the Company intend to vote their beneficially owned shares of Common Stock eligible to be voted for the approval and adoption of the Merger Agreement.


     If the Merger is consummated, holders of Common Stock who properly demand appraisal prior to the Stockholder vote on the Merger Agreement, do not vote in favor of approval of the Merger Agreement and otherwise comply with the requirements of Section 262 of the Delaware General Corporation Law will be entitled to statutory appraisal rights.

     You are urged to read the accompanying Proxy Statement, which provides you with a description of the terms of the proposed Merger. A copy of the Merger Agreement is included as Appendix A to the accompanying Proxy Statement.

     IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR VOTE AT THE SPECIAL MEETING WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     Consummation of the Merger will not occur earlier than January 2, 1996.

     Please do not send in your stock certificates at this time. In the event the Merger is consummated, you will be sent a letter of transmittal for that purpose promptly thereafter.

                                   Sincerely,

OLZA M. NICELY                                       LOUIS A. SIMPSON
OLZA M. NICELY                                       LOUIS A. SIMPSON
President and Chief Executive Officer --             President and Chief Executive Officer --
  Insurance Operations                               Capital Operations

                               GEICO CORPORATION
                                ONE GEICO PLAZA
                           WASHINGTON, DC 20076-0001



                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 20, 1995



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of GEICO Corporation (the 'Special Meeting') will be held on December 20, 1995, at 10:00 a.m., at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, for the following purposes:


          (i) To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated August 25, 1995 (the 'Merger Agreement'), among Berkshire Hathaway Inc., a Delaware corporation ('Berkshire'), HPKF Inc., a Delaware corporation and an indirect subsidiary of Berkshire ('Sub'), and GEICO Corporation, a Delaware corporation (the 'Company'). A copy of the Merger Agreement is attached to the accompanying Proxy Statement as Appendix A. As more fully described in the Proxy Statement, the Merger Agreement provides that: (A) Sub would be merged with and into the Company (the 'Merger'), with the Company continuing as the surviving corporation; (B) the Company would thereupon become an indirect subsidiary of Berkshire; and (C) each outstanding share of common stock, par value $1.00 per share (the 'Common Stock'), of the Company (other than certain shares owned by the Company which would be cancelled, shares owned by Berkshire or any of its subsidiaries which would remain outstanding without change and shares held by stockholders who exercise their appraisal rights under Delaware law) would be converted into the right to receive $70 in cash.

          (ii) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on November 16, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

     The accompanying Proxy Statement describes the Merger Agreement, the proposed Merger and the actions to be taken in connection with the Merger. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the Special Meeting. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Special Meeting.

     In the event that there are not sufficient votes to approve and adopt the Merger Agreement, it is expected that the Special Meeting will be postponed or adjourned in order to permit further solicitation of proxies by the Company.

     If the Merger is consummated, holders of Common Stock who properly demand appraisal prior to the Stockholder vote on the Merger Agreement, do not vote in favor of approval of the Merger Agreement and otherwise comply with the requirements of Section 262 of the Delaware General Corporation Law will be entitled to statutory appraisal rights.

                                          By Order of the Board of Directors,

                                          ROSALIND ANN PHILLIPS
                                          Secretary


Washington, D.C.
November 20, 1995


       THE BOARD RECOMMENDS THAT INDEPENDENT STOCKHOLDERS VOTE 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

       THE AFFIRMATIVE VOTE OF HOLDERS OF 80% OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE THEREON, INCLUDING THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY NOT OWNED BY BERKSHIRE AND ITS SUBSIDIARIES, IS REQUIRED TO APPROVE AND ADOPT THE MERGER AGREEMENT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON THE MERGER AGREEMENT AT THE SPECIAL MEETING. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

       PLEASE DO NOT SEND YOUR COMMON STOCK CERTIFICATES AT THIS TIME.

                               GEICO CORPORATION
                                ONE GEICO PLAZA
                           WASHINGTON, DC 20076-0001


                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------


                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 20, 1995



                            ------------------------
     This Proxy Statement is being furnished to the holders of Common Stock, par value $1.00 per share (the 'Common Stock'), of GEICO Corporation, a Delaware corporation (the 'Company'), in connection with the solicitation of proxies by the Board of Directors of the Company (the 'Board') for use at the Special Meeting of Stockholders to be held on December 20, 1995, at 10:00 a.m. at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, and at any adjournments or postponements thereof (the 'Special Meeting'). The Board has fixed the close of business on November 16, 1995, as the record date (the 'Record Date') for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.


     At the Special Meeting, the holders of Common Stock (the 'Stockholders') will consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated August 25, 1995 (the 'Merger Agreement'), among Berkshire Hathaway Inc., a Delaware corporation ('Berkshire'), HPKF Inc., a Delaware corporation and an indirect subsidiary of Berkshire ('Sub'), and the Company. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A. Pursuant to the Merger Agreement and subject to satisfaction of the conditions set forth therein, (i) Sub would be merged with and into the Company (the 'Merger'), with the Company continuing as the surviving corporation (the 'Surviving Corporation'), (ii) the Company would thereupon become an indirect subsidiary of Berkshire and (iii) each outstanding share of Common Stock (other than certain shares owned by the Company which would be cancelled, shares owned by Berkshire or any of its subsidiaries which would remain outstanding without change and shares ('Dissenting Shares') held by Stockholders who properly exercise their appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware (the 'DGCL')) would be converted into the right to receive $70 in cash.

     THE BOARD RECOMMENDS THAT INDEPENDENT STOCKHOLDERS (AS HEREINAFTER DEFINED) VOTE 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     Stockholders are urged to read and consider carefully the information contained in this Proxy Statement.


     This Proxy Statement, the accompanying Notice of Special Meeting and the accompanying proxy are first being mailed to Stockholders on or about November 21, 1995.


                            ------------------------
     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            ------------------------
     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                            ------------------------

             The date of this Proxy Statement is November 20, 1995.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
ADDITIONAL INFORMATION.....................................................................................     4
AVAILABLE INFORMATION......................................................................................     4
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................     5
SUMMARY....................................................................................................     6
     The Parties...........................................................................................     6
     The Special Meeting...................................................................................     7
     The Berkshire Proxy Agreement.........................................................................     7
     Appraisal Rights......................................................................................     8
     Solicitation of Proxies...............................................................................     8
     Recommendation of the Board...........................................................................     8
     Opinion of Financial Advisor..........................................................................     8
     Interests of Certain Persons in the Transaction.......................................................     9
     Certain Federal Income Tax Consequences...............................................................     9
     Regulatory Approvals..................................................................................     9
     Source and Amount of Funds............................................................................     9
     The Merger Agreement..................................................................................     9
     No Solicitation; Fiduciary Out........................................................................    10
     Termination...........................................................................................    10
     Security Ownership of Management and Certain Beneficial Owners........................................    10
     Market Price and Dividend Information.................................................................    11
     Selected Consolidated Financial Data..................................................................    11
THE SPECIAL MEETING........................................................................................    12
     Matters To Be Considered at the Special Meeting.......................................................    12
     Record Date and Voting................................................................................    12
     Vote Required; Revocability of Proxies................................................................    13
     Appraisal Rights......................................................................................    13
     Solicitation of Proxies...............................................................................    15
THE COMPANY................................................................................................    16
BERKSHIRE..................................................................................................    17
SPECIAL FACTORS............................................................................................    17
     Background of the Transaction.........................................................................    17
     Purpose of the Transaction............................................................................    21
     Reasons for the Transaction...........................................................................    22
     Opinion of Financial Advisor..........................................................................    24
     Interests of Certain Persons in the Transaction.......................................................    29
     Certain Federal Income Tax Consequences...............................................................    32
     Anticipated Accounting Treatment......................................................................    32
     Regulatory Approvals..................................................................................    33
     Source and Amount of Funds............................................................................    33
THE MERGER AGREEMENT.......................................................................................    33
     Effective Time........................................................................................    33
     The Merger............................................................................................    34
     Representations and Warranties........................................................................    35
     Conduct of the Business Pending the Merger............................................................    35

                                                                                                              PAGE
                                                                                                              ----
     No Solicitation; Fiduciary Out........................................................................    36
     Other Agreements of the Company, Berkshire and Sub....................................................    37
     Employee Benefit Plans................................................................................    37
     Stock Options.........................................................................................    38
     Indemnification and Insurance.........................................................................    38
     Conditions to the Merger..............................................................................    38
     Termination...........................................................................................    39
     Expenses..............................................................................................    39
     Amendment; Waiver.....................................................................................    39
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS.............................................    40
STOCKHOLDER LITIGATION.....................................................................................    42
MARKET PRICE AND DIVIDEND INFORMATION......................................................................    42
CERTAIN TRANSACTIONS IN THE COMMON STOCK...................................................................    43
SELECTED CONSOLIDATED FINANCIAL DATA.......................................................................    44
CERTAIN EFFECTS OF THE MERGER; OPERATIONS OF THE COMPANY AFTER THE MERGER..................................    44
INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................    45
STOCKHOLDER PROPOSALS......................................................................................    45
APPENDIX A -- THE MERGER AGREEMENT
APPENDIX B -- FAIRNESS OPINION OF MORGAN STANLEY
APPENDIX C -- SECTION 262 OF THE DGCL
APPENDIX D -- CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS OF BERKSHIRE AND THE COMPANY

                             ADDITIONAL INFORMATION

     Pursuant to the requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and Rule 13e-3 promulgated thereunder, the Company, as issuer of the class of equity securities that are the subject of the Rule 13e-3 transaction, and Berkshire and Sub, as its affiliates, have filed with the Securities and Exchange Commission (the 'SEC') a Transaction Statement on Schedule 13E-3 (the 'Schedule 13E-3') relating to the transactions contemplated by the Merger Agreement, on the assumption that
Section 13(e) and Rule 13e-3 are applicable to such transactions. The filing of the Schedule 13E-3 shall not be construed as an admission by the Company or Berkshire that the Company is 'controlled by' Berkshire or that Berkshire is an 'affiliate' of the Company within the meaning of Rule 13e-3 under Section 13(e). As permitted by the rules and regulations of the SEC, this Proxy Statement omits certain information, exhibits and undertakings contained in the Schedule 13E-3. Such additional information can be inspected at and obtained from the SEC in the manner set forth below under 'AVAILABLE INFORMATION'.

     Statements contained herein concerning any documents are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Schedule 13E-3. Each such statement is qualified in its entirety by such reference.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act, and the rules and regulations thereunder, and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549, and at the SEC's regional offices located at Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, IL 60661, and Suite 1300, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549. The Common Stock is listed on the New York Stock Exchange ('NYSE') and the Pacific Stock Exchange (the 'PSE') and certain reports, proxy statements and other information concerning the Company also can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005 and the PSE, 301 Pine Street, San Francisco, CA 94104. See 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE'.


     This Proxy Statement incorporates by reference documents that are not presented herein or delivered herewith. Copies of such documents (other than exhibits thereto which are not specifically incorporated by reference herein) are available, without charge, to any person, including any beneficial owner of Common Stock, to whom this Proxy Statement is delivered, upon oral or written request to Rosalind Ann Phillips, Corporate Secretary, GEICO Corporation, One GEICO Plaza, Washington, DC 20076-0001, telephone (301) 986-2077. In order to ensure delivery of documents prior to the Special Meeting, requests therefor should be made no later than December 6, 1995.


     All information contained in this Proxy Statement concerning Berkshire and its subsidiaries, including Sub, has been supplied by Berkshire and has not been independently verified by the Company. Except as otherwise indicated, all other information contained in this Proxy Statement has been supplied by the Company.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE MATTERS DESCRIBED IN THIS PROXY STATEMENT OTHER THAN THOSE CONTAINED HEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR BERKSHIRE SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN IS CURRENT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed by the Company with the SEC pursuant to the Exchange Act (file number 1-8012) are incorporated herein by this reference:

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 1994;

          2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995; and

          3. The Company's Current Report on Form 8-K dated August 25, 1995.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date any such document is filed.

     Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference, except to the extent set forth in the immediately preceding statement.

                                    SUMMARY

     The following is a summary of material information contained elsewhere in this Proxy Statement. This summary is not intended to be a complete description and is qualified in its entirety by reference to the more detailed information contained in this Proxy Statement or incorporated by reference in this Proxy Statement or in the documents attached as Appendices hereto.

THE PARTIES

     The Company. The Company was organized as a Delaware corporation in 1978. In 1979 the Company became the parent of Government Employees Insurance Company ('GEICO'), its principal subsidiary, and is also the parent corporation of various additional subsidiaries which are in the business of providing insurance and financial services (collectively, the 'GEICO Companies').

     GEICO was founded in 1936 and has been continuously engaged in the insurance business. GEICO is a multiple line property and casualty insurer, the principal business of which is writing private passenger automobile insurance primarily for preferred-risk government employees and military personnel. To a lesser extent it also writes homeowners insurance and fire insurance (businesses that GEICO plans to have exited in three years), personal umbrella liability and boat owners insurance for all qualified applicants. GEICO General Insurance Company ('GEICO General') is a subsidiary of GEICO which, in 1987, began writing private passenger automobile insurance for preferred-risk drivers not associated with the government or the military. GEICO Indemnity Company ('GI'), a subsidiary of the Company, writes standard-risk private passenger automobile and motorcycle insurance. GEICO Casualty Company ('GEICO Casualty') (the name of which was changed from Criterion Casualty Company effective January 6, 1994), a subsidiary of GI, writes nonstandard-risk private passenger automobile insurance. The insurance companies market their policies primarily through direct response methods. Currently, GEICO, GEICO General, GI and GEICO Casualty have an A.M. Best rating of A++ (Superior) and a Standard & Poor's claims paying ability rating of AAA (Superior). According to the A.M. Best Company, Best's ratings are intended to measure an insurance company's financial strength, operating performance, competitive market position and ability to meet obligations to policyholders currently and in the near future. The Best's ratings of the Company's insurance company subsidiaries are not ratings of the investment merits of the Common Stock.

     For a description of certain other active subsidiaries of the Company and GEICO, see 'THE COMPANY'.

     The address and telephone number of the Company's principal executive offices is One GEICO Plaza, Washington, DC 20076-0001; (301) 986-3000.

     Berkshire. Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these is the property and casualty insurance business conducted on both a direct and reinsurance basis through a number of subsidiaries.

     Berkshire is the beneficial owner of 34,250,000 shares of Common Stock, representing 50.72% of the outstanding shares of Common Stock at November 16, 1995 (the 'Berkshire-Owned Shares').

     Investment portfolios of Berkshire's insurance subsidiaries include meaningful equity ownership percentages of other publicly traded companies. Such investments at the end of 1994 included, in addition to the Berkshire-Owned Shares, approximately 13% of the capital stock of Capital Cities/ABC, Inc. ('Capital Cities/ABC'), approximately 11% of the capital stock of The Gillette Company, approximately 8% of the capital stock of The Coca-Cola Company, approximately 15% of the capital stock of The Washington Post Company, approximately 13% of the common stock of Wells Fargo & Company and common and convertible preferred stock of Salomon Inc having approximately 20% of the total voting power of that company. Much information about these publicly-owned companies is available, including information released from time to time by the companies themselves.

     Additionally, Berkshire  publishes the  Buffalo News,  a daily  and  Sunday newspaper in upstate New York. Other business activities conducted by non-insurance subsidiaries include publication and distribution of encyclopedias and related educational and instructional material (World Book and Childcraft products), manufacture and marketing of home cleaning systems and related accessories (sold principally under the Kirby name), manufacture and sale of boxed chocolates and other confectionery products (See's Candies), retailing of home furnishings (Nebraska Furniture Mart and R.C. Willey Home Furnishings), manufacture and distribution of uniforms (Fechheimer Brothers Company), manufacture, import and distribution of footwear (H.H. Brown Shoe Company, Lowell Shoe, Inc. and Dexter Shoe Company), retailing of fine jewelry (Borsheim Jewelry Company and Helzberg's Diamond Shops) and manufacture and distribution of air compressors, air tools and painting systems (Campbell Hausfeld products). Berkshire also owns a number of other businesses engaged in a variety of activities.

     Berkshire is a Delaware corporation and the address and telephone number of its principal executive offices is 1440 Kiewit Plaza, Omaha, NE 68131; (402) 346-1400.

THE SPECIAL MEETING


     Matters To Be Considered at the Special Meeting. The Special Meeting is scheduled to be held at 10:00 a.m. on December 20, 1995, at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware. At the Special Meeting, Stockholders will consider and vote upon (i) a proposal to approve and adopt the Merger Agreement and (ii) such other matters as may properly be brought before the Special Meeting. See 'THE SPECIAL MEETING -- Matters To Be Considered at the Special Meeting'.



     Record Date and Voting. The Record Date for the Special Meeting is the close of business on November 16, 1995. At the close of business on the Record Date, there were 67,528,833 shares of Common Stock outstanding and entitled to vote, held by approximately 2,847 Stockholders of record. Each holder of Common Stock on the Record Date will be entitled to one vote for each share held of record. The presence, either in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to be voted is necessary to constitute a quorum at the Special Meeting. See 'THE SPECIAL MEETING -- Record Date and Voting'.


     Vote Required; Revocability of Proxies. Approval and adoption of the Merger Agreement will require the affirmative vote of the holders of 80% of the outstanding shares of Common Stock entitled to vote thereon, including the affirmative vote of holders of a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries (the 'Independent Stockholders').

     The required vote of the Stockholders on the Merger Agreement is based upon the total number of outstanding shares of Common Stock. The failure to submit a proxy card (or vote in person at the Special Meeting) or the abstention from voting by a Stockholder (including broker non-votes) will have the same effect as a vote against the Merger Agreement. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners thereof. See 'THE SPECIAL MEETING -- Vote Required; Revocability of Proxies'.

     A Stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to Rosalind Ann Phillips, Corporate Secretary, GEICO Corporation, One GEICO Plaza, Washington, DC 20076-0001, a written notice of revocation prior to the Special Meeting, (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date or (iii) attending the Special Meeting and voting in person. The presence of a Stockholder at the Special Meeting will not in and of itself automatically revoke such Stockholder's proxy.

THE BERKSHIRE PROXY AGREEMENT

     In connection with the initial purchase by Berkshire in 1976 of the Berkshire-Owned Shares, Berkshire was directed by the District of Columbia Superintendent of Insurance (the 'DC Superintendent'), then the state insurance regulatory authority with jurisdiction over GEICO, to enter into an independent proxy agreement (the 'Berkshire Proxy Agreement') with Suburban Trust Company, now NationsBank of Maryland (the 'Independent Proxy'). Pursuant to the Berkshire Proxy

Agreement, all Berkshire-Owned Shares are to be voted by the Independent Proxy 'guided solely by its best judgment as to which decision will be in the best interests of Berkshire as an investor and without regard to the status of Berkshire or the subsidiaries as actual or potential competitors,' but Berkshire has the right to direct the Independent Proxy not to vote the Berkshire-Owned Shares or to vote such shares in the same proportion as the vote ultimately cast by all other voting Stockholders. Pursuant to the Merger Agreement, Berkshire has agreed not to exercise this right in connection with the vote at the Special Meeting. Accordingly, the Independent Proxy will vote the Berkshire-Owned Shares at the Special Meeting guided solely by the Independent Proxy's best judgment as to whether the approval of the Merger Agreement will be in the best interests of Berkshire as an investor. The Company has been informed by the Independent Proxy that it has not presently determined how it will vote.


APPRAISAL RIGHTS

     Under the DGCL, Stockholders who properly demand appraisal prior to the Stockholder vote on the Merger Agreement, do not vote in favor of approval of the Merger Agreement and otherwise comply with the requirements of DGCL Section 262 will be entitled to statutory appraisal rights. See 'THE SPECIAL MEETING -- Appraisal Rights' and DGCL Section 262, which is attached hereto as Appendix C.

SOLICITATION OF PROXIES

     The Company will bear the costs of soliciting proxies from Stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Georgeson & Company Inc. ('Georgeson') to aid in the solicitation of proxies. See 'THE SPECIAL MEETING -- Solicitation of Proxies'.

RECOMMENDATION OF THE BOARD

     The Board has determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its Independent Stockholders and has approved the Merger Agreement and the Merger by unanimous vote of those directors voting. Accordingly, the Board recommends that Independent Stockholders vote 'FOR' approval and adoption of the Merger Agreement. Mr. William J. Ruane, a director of the Company, elected to abstain from voting on the Merger and on the Board's recommendation to the Independent Stockholders because of his relationships with Warren E. Buffett, the Chairman of the Board and Chief Executive Officer of Berkshire, and Berkshire.

     In determining to approve the Merger Agreement and the Merger and to recommend that Independent Stockholders approve the Merger Agreement, the Board considered a number of factors, as more fully described under 'SPECIAL FACTORS -- Background of the Transaction' and ' -- Reasons for the Transaction'.

OPINION OF FINANCIAL ADVISOR

     On August 25, 1995, Morgan Stanley & Co. Incorporated ('Morgan Stanley'), financial advisor to the Company, delivered its opinion to the Board that, as of the date of such opinion, the consideration to be received by the Independent Stockholders pursuant to the Merger Agreement is fair from a financial point of view. The full text of the written opinion of Morgan Stanley dated August 25, 1995, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix B.

Stockholders should read such opinion carefully and in its entirety. See 'SPECIAL FACTORS -- Opinion of Financial Advisor'.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     Certain directors and executive officers of the Company have interests in the Merger that may be different from, or in addition to, those of Stockholders generally, including employee stock options ('Company Options') (all of which will become exercisable in full if the Merger Agreement is approved at the Special Meeting), interests in the Company's Equity Cash Bonus Plan (which will become nonforfeitable and payable in full if the Merger Agreement is so approved), interests in the Company's Employee Stock Ownership Plan (the 'ESOP') (which will vest and be distributed following the effective time of the Merger (the 'Effective Time')), and interests in the Company's Pension Plan for Retired Nonemployee Directors (which Plan provides that, if the Stockholders approve the Merger Agreement, then each director will receive a lump-sum cash payment equal to the actuarial equivalent of the benefit under such Plan). Three directors of the Company have certain relationships with Berkshire and Mr. Buffett that were reviewed with the Board prior to the consideration of the Merger Agreement. See 'SPECIAL FACTORS -- Interests of Certain Persons in the Transaction'.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Merger will be a taxable transaction to Stockholders. Stockholders will recognize gain or loss in the Merger in an amount determined by the difference between the consideration received in the Merger and their tax basis in the Common Stock exchanged therefor. For further information, see 'SPECIAL FACTORS -- Certain Federal Income Tax Consequences'.

REGULATORY APPROVALS

     The obligation of each of Berkshire and the Company to consummate the Merger is conditioned upon the approval of the Merger by the Maryland Insurance Administration and the New York Insurance Department. The Merger has been approved by the Maryland Insurance Adminstration. As of the date of this Proxy Statement, Berkshire and the Company have filed all required applications with the New York Insurance Department, but the Department has not completed its review of the filing. See 'SPECIAL FACTORS -- Regulatory Approvals'.

SOURCE AND AMOUNT OF FUNDS

     The total amount of funds required by Berkshire to effect the Merger and to pay the fees of its legal counsel and advisors (the only expenses related to the Merger that are expected to be paid by Berkshire) is approximately $2.3 billion. See 'SPECIAL FACTORS -- Source and Amount of Funds'.

THE MERGER AGREEMENT

     Subject  to the provisions of the  Merger Agreement, at the Effective Time:
(i) each issued and outstanding share of Common Stock (other than shares of Common Stock to be cancelled or to remain outstanding in accordance with clauses
(ii) and (iii) below and other than Dissenting Shares) will be converted into the right to receive $70 per share in cash; (ii) each share of Common Stock that is owned by the Company will be automatically cancelled and retired and will cease to exist, and no consideration will be delivered or deliverable in exchange therefor; and (iii) all shares of Common Stock owned by Berkshire or any subsidiary of Berkshire will remain outstanding without change. See 'THE MERGER AGREEMENT -- Effective Time' and ' -- The Merger'.

     Consummation of the Merger is subject to various conditions, including, among others: (i) the approval and adoption of the Merger Agreement by the affirmative vote of holders of 80% of the outstanding shares of Common Stock entitled to vote thereon, including the affirmative vote of

Independent Stockholders holding a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries; (ii) the absence of any injunction preventing consummation of the Merger and (iii) the approval of the Merger by the Maryland Insurance Administration and the New York Insurance Department. Consummation of the Merger will not occur earlier than January 2, 1996. See 'THE MERGER AGREEMENT -- Conditions to the Merger' and 'SPECIAL FACTORS -- Regulatory Approvals'.

NO SOLICITATION; FIDUCIARY OUT

     Pursuant to the Merger Agreement, the Company has agreed that it will not authorize or permit any of its executive officers or directors or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its subsidiaries to (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal (as defined below) or (ii) participate in any discussions or negotiations regarding any Takeover Proposal, except under certain circumstances to the extent required so that the Board may, in its good faith judgment, comply with its fiduciary duties to Stockholders. 'Takeover Proposal' is defined in the Merger Agreement to mean any inquiry, proposal or offer from any person (other than Berkshire or any of its subsidiaries) relating to any direct or indirect acquisition or purchase of a substantial amount of assets of the Company or any of its subsidiaries or of 50% or more of the shares of Common Stock, any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of the shares of Common Stock, any merger, consolidation, business combination, sale of substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company, other than the Merger, or any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which would reasonably be expected to dilute materially the benefits to Berkshire of the transactions contemplated by the Merger Agreement. See 'THE MERGER AGREEMENT -- No Solicitation; Fiduciary Out'.

TERMINATION

     The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval by the Stockholders, as follows: (i) by the mutual written consent of the Company and Berkshire; (ii) by either the Company or Berkshire in the event of (A) the failure of the Stockholders to approve the Merger Agreement or (B) a material breach by the other party thereto of any representation, warranty, covenant or agreement contained in the Merger Agreement which is not cured within two business days following receipt by the breaching party of notice of such breach; (iii) by either the Company or Berkshire if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger has become final and non-appealable; (iv) by either the Company or Berkshire in the event the Merger is not consummated by March 31, 1996; or (v) by the Company or Berkshire under certain circumstances in connection with a Takeover Proposal. See 'THE MERGER AGREEMENT -- Termination'.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


     As of November 16, 1995, the directors and executive officers of the Company beneficially owned, in the aggregate, 1,543,871 shares of Common Stock, representing approximately 2.29% of such shares outstanding. To the knowledge of the Company, all directors and executive officers of the Company intend to vote their beneficially owned shares of Common Stock eligible to be voted for the approval and adoption of the Merger Agreement. See 'SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS'.



     As of November 16, 1995, Berkshire beneficially owned 34,250,000 shares of Common Stock, representing approximately 50.72% of such shares outstanding. The Berkshire-Owned Shares will be voted at the Special Meeting by the Independent Proxy. See ' -- The Berkshire Proxy Agreement' above for further information regarding the voting of the Berkshire-Owned Shares.

MARKET PRICE AND DIVIDEND INFORMATION


     The Common Stock is listed on the NYSE and the PSE under the symbol 'GEC'. On August 24, 1995, the last trading day before the public announcement of the execution of the Merger Agreement, the reported closing sale price per share of the Common Stock was $55 3/4. On November 17, 1995, the last full trading day prior to the date of this Proxy Statement, the reported closing sale price per share of the Common Stock was $69 1/4. For additional information concerning historical market prices of the Common Stock and the dividends paid thereon, see 'MARKET PRICE AND DIVIDEND INFORMATION'.


SELECTED CONSOLIDATED FINANCIAL DATA

     Certain selected historical financial data of the Company are set forth under 'SELECTED CONSOLIDATED FINANCIAL DATA'. That data should be read in conjunction with the consolidated financial statements and related notes incorporated by reference in this Proxy Statement. See 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE'.

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
                              THE SPECIAL MEETING

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING


     Each copy of this Proxy Statement mailed to Stockholders is accompanied by a proxy card furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting. The Special Meeting is scheduled to be held at 10:00 a.m., on December 20, 1995, at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware. At the Special Meeting, Stockholders will consider and vote upon (i) a proposal to approve and adopt the Merger Agreement and (ii) such other matters as may properly be brought before the Special Meeting.


     The Board  has determined  that the  Merger and  the Merger  Agreement  are advisable and in the best interests of the Company and its Independent Stockholders and has approved the Merger and the Merger Agreement by unanimous vote of those directors voting. ACCORDINGLY, THE BOARD RECOMMENDS THAT INDEPENDENT STOCKHOLDERS VOTE 'FOR' APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. See 'SPECIAL FACTORS -- Background of the Transaction' and ' -- Reasons for the Transaction'.

     STOCKHOLDERS ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT.

RECORD DATE AND VOTING


     The Board has fixed the close of business on November 16, 1995, as the Record Date for the determination of the holders of Common Stock entitled to notice of and to vote at the Special Meeting. Only Stockholders of record at the close of business on that date will be entitled to receive notice of or to vote at the Special Meeting. At the close of business on the Record Date, there were 67,528,833 shares of Common Stock outstanding and entitled to vote at the Special Meeting, held by approximately 2,847 Stockholders of record.


     Each holder of Common Stock on the Record Date will be entitled to one vote for each share held of record. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to be voted at the Special Meeting is necessary to constitute a quorum for the transaction of business. Abstentions (including broker non-votes) will be included in the calculation of the number of votes represented at the Special Meeting for purposes of determining whether a quorum has been achieved. The Independent Proxy is expected to attend the Special Meeting to vote the Berkshire-Owned Shares and, accordingly, a quorum for the transaction of business at the Special Meeting is assured.

     If the enclosed proxy card is properly executed and received by the Company in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted 'FOR' approval and adoption of the Merger Agreement.

     The Board is not aware of any matters other than that set forth in the Notice of Special Meeting of Stockholders that may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, including a motion to adjourn the meeting for the purpose of soliciting additional proxies, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in their discretion, except that shares represented by proxies which have been voted 'against' the Merger Agreement will not be used to vote 'for' adjournment of the Special Meeting for the purpose of allowing additional time for soliciting additional votes 'for' the Merger Agreement. See ' -- Vote Required; Revocability of Proxies'.

     STOCKHOLDERS SHOULD NOT FORWARD ANY COMMON STOCK CERTIFICATES WITH THEIR PROXY CARDS. IN THE EVENT THE MERGER IS CONSUMMATED, STOCK CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL, WHICH WILL BE SENT TO STOCKHOLDERS BY THE BANK OF NEW YORK, IN ITS CAPACITY AS THE PAYING AGENT, PROMPTLY AFTER THE EFFECTIVE TIME.

VOTE REQUIRED; REVOCABILITY OF PROXIES

     The affirmative vote of holders of 80% of the outstanding shares of Common Stock entitled to vote thereon, including the affirmative vote of Independent Stockholders holding a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries, is required to approve and adopt the Merger Agreement. Because the Berkshire-Owned Shares constitute approximately 50.72% of the outstanding shares of Common Stock, obtaining the affirmative vote of holders of 80% of the outstanding shares of Common Stock will in fact require the affirmative vote of holders of approximately 59% of the outstanding shares of Common Stock owned by Independent Stockholders, together with the affirmative vote of the Independent Proxy.


     Pursuant to the Berkshire Proxy Agreement, the Berkshire-Owned Shares will be voted by the Independent Proxy guided solely by the Independent Proxy's best judgment as to whether the approval of the Merger Agreement will be in the best interests of Berkshire as an investor. The Company has been informed by the Independent Proxy that it has not presently determined how it will vote.


     Because the required vote of the Stockholders on the Merger Agreement is based upon the total number of outstanding shares of Common Stock, the failure to submit a proxy card (or to vote in person at the Special Meeting) or the abstention from voting by a Stockholder will have the same effect as a vote against approval and adoption of the Merger Agreement. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners thereof.

     A Stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to Rosalind Ann Phillips, Corporate Secretary, GEICO Corporation, One GEICO Plaza, Washington, DC 20076-0001, a written notice of revocation prior to the Special Meeting, (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date or (iii) attending the Special Meeting and voting in person. The presence of a Stockholder at the Special Meeting will not in and of itself automatically revoke such Stockholder's proxy.

     If fewer shares of Common Stock are voted in favor of approval and adoption of the Merger Agreement than the number required for approval, it is expected that the Special Meeting will be adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting, except for any proxies which have theretofore effectively been revoked or withdrawn.

     No vote of the stockholders of Berkshire is required in connection with the Merger Agreement or the Merger. The obligations of the Company and Berkshire to consummate the Merger are subject, among other things, to the condition that the Stockholders approve and adopt the Merger Agreement. See 'THE MERGER AGREEMENT -- Conditions to the Merger'.

APPRAISAL RIGHTS

     Under the DGCL, record holders of shares of Common Stock who follow the procedures set forth in Section 262 and who have not voted in favor of the Merger Agreement will be entitled to have their shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment of the 'fair value' of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court. The following is a summary of certain of the provisions of Section 262 of the DGCL and is qualified in its entirety by reference to the full text of such Section, a copy of which is attached hereto as Appendix C.

     Under Section 262, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, as in the case of the Special Meeting, not less than 20 calendar days prior to the meeting, the Company must notify each of the holders of Common Stock at the close of business on the Record Date that such appraisal rights are available and include in each such notice a copy of Section 262. This Proxy Statement constitutes such notice. Any Stockholder who wishes to exercise appraisal rights should review the following discussion and Appendix C carefully because failure to timely and properly comply with the procedures specified in Section 262 will result in the loss of appraisal rights under the DGCL.

     A holder of shares of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the approval and adoption of the Merger Agreement at the Special Meeting, a written demand for appraisal of such holder's shares of Common Stock. Such demand will be sufficient if it reasonably informs the Company of the identity of the Stockholder and that the Stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the Merger Agreement will not constitute such a demand. In addition, a holder of shares of Common Stock wishing to exercise appraisal rights must hold of record such shares on the date the written demand for appraisal is made and must continue to hold such shares through the Effective Time.

     Only a holder of record of shares of Common Stock is entitled to assert appraisal rights for the shares of Common Stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record fully and correctly, as the holder's name appears on the stock certificates. Holders of Common Stock who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such nominee. All written demands for appraisal of Common Stock should be sent or delivered to Rosalind Ann Phillips, Corporate Secretary, GEICO Corporation, One GEICO Plaza, Washington, DC 20076-0001, so as to be received before the vote on the approval and adoption of the Merger Agreement at the Special Meeting.

     If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the Common Stock held for one or more beneficial owners while not exercising such rights with respect to the Common Stock held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all Common Stock held in the name of the record owner.

     Within 10 calendar days after the Effective Time, the Company, as the surviving corporation in the Merger, must send a notice as to the effectiveness of the Merger to each person who has satisfied the appropriate provisions of
Section 262 and who has not voted in favor of the Merger Agreement. Within 120 calendar days after the Effective Time, the Company, or any Stockholder entitled to appraisal rights under Section 262 and who has complied with the foregoing procedures, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of all such Stockholders. The Company is not under any obligation, and has no present intention, to file a petition with respect to the appraisal of the fair value of the shares of Common Stock. Accordingly, it is the obligation of the Stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262.

     Within 120 calendar days after the Effective Time, any Stockholder of record who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares of Common Stock with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statements must be mailed within 10 calendar days after a written request therefor has been received by the Company.

     If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine the Stockholders entitled to appraisal rights and will appraise the 'fair value' of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares of Common Stock as determined under Section 262 could be more than, the same as or less than the $70 per share that they would otherwise receive if they did not seek appraisal of their shares of Common Stock. The Delaware Supreme Court has stated that 'proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court' should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Court will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of Common Stock have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable. The Court may also order that all or a portion of the expenses incurred by any holder of shares of Common Stock in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares of Common Stock entitled to appraisal.

     The Court may require Stockholders who have demanded an appraisal and who hold Common Stock represented by certificates to submit their certificates of Common Stock to the Court for notation thereon of the pendency of the appraisal proceedings. If any Stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such Stockholder.

     Any  Stockholder  who has  duly demanded  an  appraisal in  compliance with
Section 262 will not, after the Effective Time, be entitled to vote the shares of Common Stock subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares of Common Stock as of a date prior to the Effective Time).

     If any Stockholder who demands appraisal of shares under Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal, as provided in the DGCL, the shares of Common Stock of such holder will be converted into the right to receive $70 per share in accordance with the Merger Agreement, without interest. A Stockholder will fail to perfect, or effectively lose, the right to appraisal if no petition for appraisal is filed within 120 calendar days after the Effective Time. A Stockholder may withdraw a demand for appraisal by delivering to the Company a written withdrawal of the demand for appraisal and acceptance of the Merger, except that any such attempt to withdraw made more than 60 calendar days after the Effective Time will require the written approval of the Company. Once a petition for appraisal has been filed, such appraisal proceeding may not be dismissed as to any Stockholder without the approval of the Court.

SOLICITATION OF PROXIES

     The Company will bear the costs of soliciting proxies from Stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Georgeson to aid in the solicitation of proxies. Georgeson's fee for solicitation of the proxies is estimated to be $14,000 plus reimbursement for out-of-pocket costs and expenses.

                                  THE COMPANY

     The Company was organized as a Delaware corporation in 1978. In 1979 the Company became the parent of GEICO, its principal subsidiary, and is also the parent corporation of the other GEICO Companies, all of which are in the business of providing insurance and financial services.

     GEICO was founded in 1936 and has been continuously engaged in the insurance business. GEICO is a multiple line property and casualty insurer, the principal business of which is writing private passenger automobile insurance primarily for preferred-risk government employees and military personnel. To a lesser extent it also writes homeowners insurance and fire insurance (businesses that GEICO plans to have exited in three years), personal umbrella liability and boat owners insurance for all qualified applicants. GEICO General is a subsidiary of GEICO which, in 1987, began writing private passenger automobile insurance for preferred-risk drivers not associated with the government or the military. GI, a subsidiary of the Company, writes standard-risk private passenger automobile and motorcycle insurance. GEICO Casualty (the name of which was changed from Criterion Casualty Company effective January 6, 1994), a subsidiary of GI, writes nonstandard-risk private passenger automobile insurance. The insurance companies market their policies primarily through direct response methods. Currently, GEICO, GEICO General, GI and GEICO Casualty have an A.M. Best rating of A++ (Superior) and a Standard & Poor's claims paying ability rating of AAA (Superior). According to the A.M. Best Company, Best's ratings are intended to measure an insurance company's financial strength, operating performance, competitive market position and ability to meet obligations to policyholders currently and in the near future. The Best's ratings of the Company's insurance company subsidiaries are not ratings of the investment merits of the Common Stock.

     Criterion Life Insurance Company ('Criterion Life') was formed by GEICO in 1991 to offer structured settlement single premium annuities to claimants of its property/casualty company affiliates. On December 31, 1991 Critierion Life assumed all the structured settlement annuity business in force from Garden State Life Insurance Company, which was also wholly-owned by GEICO until it was sold in June 1992. Criterion Life has an A.M. Best rating of A++ (Superior).

     Other active subsidiaries of the Company and GEICO involved in the sale of insurance and insurance related products include: International Insurance Underwriters, Inc., which provides various insurance services to military personnel as they are transferred overseas or back to the United States; The Top Five Club, Inc., which offers travel-related benefits to military personnel in the top five military enlisted pay grades; GEICO Financial Services, GMbH, which sells automobile policies to American military personnel through offices in Germany and through agents in England, Germany, Italy, Portugal and Turkey; Insurance Counselors, Inc., Insurance Counselors of Texas, Inc. and Insurance Counselors of Kentucky, Inc., formed primarily to facilitate the marketing of insurance products; and Safe Driver Motor Club, Inc., which offers motor club services to customers of subsidiaries of the Company and sponsors of motor clubs.

     The Company formerly offered additional financial services through its subsidiary, Government Employees Financial Corporation ('GEFCO'), which, directly or through one or more of its own subsidiaries, is in the business of consumer and business lending and loan servicing. The Company is in the process of winding down the business of GEFCO.

     Other subsidiaries of the Company include Plaza Resources Company, which is engaged in various investment ventures, and several other companies which serve various corporate purposes including its real estate/property companies, Maryland Ventures, Inc. and GEICO Facilities Corporation.

     Resolute Reinsurance Company ('Resolute'), a subsidiary of Resolute Group, Inc., in turn a subsidiary of the Company, wrote property and casualty reinsurance in the domestic and international markets until late 1987 when it suspended writing new and renewal reinsurance. Resolute is in the process of running off its claims obligations. Effective December 31, 1993, the Company sold Merastar Insurance Company and Southern Heritage Insurance Company, two small property casualty insurance companies which had been purchased in 1991.

     The address and telephone number of the Company's principal executive offices is One GEICO Plaza, Washington, DC 20076-0001; (301) 986-3000.

                                   BERKSHIRE

     Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these is the property and casualty insurance business conducted on both a direct and reinsurance basis through a number of subsidiaries.

     Investment portfolios of Berkshire's insurance subsidiaries include meaningful equity ownership percentages of other publicly traded companies. Such investments at the end of 1994 included, in addition to the Berkshire-Owned Shares (which represented 50.72% of the outstanding shares of Common Stock at November 16, 1995), approximately 13% of the capital stock of Capital Cities/ABC, approximately 11% of the capital stock of The Gillette Company, approximately 8% of the capital stock of The Coca-Cola Company, approximately 15% of the capital stock of The Washington Post Company, approximately 13% of the common stock of Wells Fargo & Company and common and convertible preferred stock of Salomon Inc having approximately 20% of the total voting power of that company. Much information about these publicly-owned companies is available, including information released from time to time by the companies themselves.

     Additionally, Berkshire publishes the Buffalo News, a daily and Sunday newspaper in upstate New York. Other business activities conducted by non-insurance subsidiaries include publication and distribution of encyclopedias and related educational and instructional material (World Book and Childcraft products), manufacture and marketing of home cleaning systems and related accessories (sold principally under the Kirby name), manufacture and sale of boxed chocolates and other confectionery products (See's Candies), retailing of home furnishings (Nebraska Furniture Mart and R. C. Willey Home Furnishings), manufacture and distribution of uniforms (Fechheimer Brothers Company), manufacture, import and distribution of footwear (H.H. Brown Shoe Company, Lowell Shoe, Inc. and Dexter Shoe Company), retailing of fine jewelry (Borsheim Jewelry Company and Helzberg's Diamond Shops) and manufacture and distribution of air compressors, air tools and painting systems (Campbell Hausfeld products). Berkshire also owns a number of other businesses engaged in a variety of activities.

     Operating decisions for the various Berkshire businesses are made by managers of the business units. Investment decisions and all other capital allocation decisions are made for Berkshire and its subsidiaries by Mr. Warren
E. Buffett, in consultation with Mr. Charles T. Munger. Mr. Buffett is Chairman and Mr. Munger is Vice Chairman of Berkshire's Board of Directors.

     Berkshire is a Delaware corporation and the address and telephone number of its principal executive offices is 1440 Kiewit Plaza, Omaha, NE 68131; (402) 346-1400.

                                SPECIAL FACTORS

BACKGROUND OF THE TRANSACTION

     In 1951, after a meeting with Mr. Lorimer A. Davidson (for many years until 1970 the Chairman of GEICO), Mr. Warren E. Buffett, then age 20, invested over one half of his approximately $10,000 net worth in GEICO. He sold this investment in 1952.

     During 1975 and the first six months of 1976, GEICO suffered very substantial operating losses in its automobile insurance business as a result of inflation, inadequate pricing, the establishment of inadequate reserves in earlier years and a far too aggressive expansion in the sales of new policies. By May 1976, GEICO's then Chairman and Chief Executive Officer and its President had both resigned and a Special Committee of the GEICO Board of Directors, chaired by Mr. Samuel C. Butler, had hired Mr. John J. Byrne as GEICO's new Chairman, President and Chief Executive Officer. During the balance of 1976, Mr. Byrne and the Special Committee negotiated a quota share reinsurance treaty with a group of 27 auto insurance companies and an underwritten public subscription offering of approximately $76,000,000 of a new GEICO cumulative convertible preferred stock. The completion of these transactions in November 1976 substantially eliminated the possibility that GEICO's business might be seized by state insurance regulatory authorities.

     In the third quarter of 1976, GEICO common stock reached a low price of $2.125 per share (or $0.425 per share after adjustment for the 5-for-1 stock split in 1992). In July 1976, Berkshire made an initial investment in GEICO and subsequently applied to the Department of Insurance of the District of

Columbia (where GEICO was then domiciled) for permission to purchase GEICO common stock and GEICO convertible preferred stock having up to 19% of the total voting power if all the outstanding GEICO convertible preferred stock was converted to GEICO common stock. Berkshire stated in its application that it was purchasing the GEICO shares for investment purposes only and that it would cause such shares to be voted by an independent proxy. By preliminary orders in late 1976 and a final order in January 1977 (the 'Final Order'), the DC Superintendent approved Berkshire's application, and Berkshire purchased GEICO shares having 15.4% of the total voting power on a fully converted basis.

     In the Final Order, Berkshire was directed (i) to enter into an independent proxy agreement (which it did by entering into the Berkshire Proxy Agreement with the Independent Proxy), (ii) not to change the designated Independent Proxy without the prior approval of the DC Superintendent or upon his order, (iii) not to permit any officer or director of Berkshire, or any other person suggested by one of them, to seek to become a director or officer of GEICO, (iv) that no officer or director of Berkshire could serve as a director of GEICO, (v) to have all material correspondence with the Independent Proxy be in writing, maintained for three years and subject to inspection by the DC Superintendent, (vi) to instruct the Independent Proxy to vote all GEICO shares covered by the order if a failure to do so would result in GEICO not having a quorum to conduct its corporate business and (vii) not to continue any corporation as the Independent Proxy if any of its directors or officers became a director or officer of GEICO or any natural person as such if he or she became a director or officer of GEICO, in each case, without the prior approval of the DC Superintendent.

     On February 24, 1977, pursuant to the Final Order, Berkshire and the Independent Proxy entered into the Berkshire Proxy Agreement which sets forth the arrangements pursuant to which the GEICO shares are to be voted by the Independent Proxy. The Berkshire Proxy Agreement provides that in voting any GEICO shares held by Berkshire the Independent Proxy 'shall be guided solely by its best judgment as to which decision will be in the best interests of Berkshire as an investor and without regard to the status of Berkshire or the subsidiaries as actual or potential competitors of GEICO.' The Berkshire Proxy Agreement further provides that Berkshire may direct the Independent Proxy not to vote the GEICO shares on a specific matter or to vote such shares on a matter in the same proportion as the vote ultimately cast by all other voting Stockholders. The Berkshire Proxy Agreement has been extended each year since
1977 by Berkshire on the same terms. When GEICO redomesticated to become domiciled in Maryland in 1986, the Independent Proxy arrangements were reconfirmed by Berkshire with the Maryland Insurance Administration which allowed them to continue in effect without change. Mr. Buffett has historically been invited by the Board to attend all meetings of the Board and has frequently attended such meetings.

     On January 31, 1979, the stockholders of GEICO approved an Agreement and Plan of Reorganization dated as of December 15, 1978, pursuant to which GEICO became a subsidiary of the Company, which had been organized by GEICO earlier, and the shares of GEICO common stock and GEICO convertible preferred stock were converted on a share-for-share basis into shares of Common Stock and Company convertible preferred stock. Subsequently, on August 6, 1980, Berkshire received approval from the DC Superintendent to acquire up to 33 1/3% of the Company's total common share equivalents, and it purchased additional Common Stock in 1979 and 1980.

     Since 1980, Berkshire has not acquired any additional shares of Common Stock, except on conversion of Company convertible preferred stock. Its ownership percentage of Common Stock (on a fully diluted basis) has gradually increased from approximately 33.2% in 1980 to the current 50.72% solely as a result of the Company's purchases of Common Stock in the open market pursuant to Board authorized and publicly announced repurchase programs and three self-tender or exchange offers (in one of which Berkshire tendered stock owned by it in the same percentage as the other Stockholders tendered their shares). As a result of the Company's continued open market purchases, in November 1994 Berkshire's ownership interest in Common Stock for the first time exceeded 50%.


     For a number of years, Mr. Buffett from time to time had mentioned to a director and a senior officer of the Company that perhaps at some time Berkshire should consider acquiring 100% of the Company. These conversations occurred in a social or otherwise casual context, and were not understood by either party to be, or intended as, proposals or indications of interest. Accordingly, these conversations did not precipitate discussions or negotiations of any sort, result in the preparation of any analyses or require any Company response. However, on August 17, 1994, at Mr. Buffett's request, Mr. Simpson, President and Chief Executive Officer -- Capital Operations, of the Company, and Mr. Butler, Chairman of the Executive Committee of the Board, met with Mr. Buffett in Washington, DC and had a general conversation about the possibility of Berkshire acquiring the remaining outstanding shares of Common Stock. At the August 17 meeting, Messrs. Butler and Simpson stated that any transaction would have to be tax-free to the Independent Stockholders and expressed concerns about Independent Stockholders receiving Berkshire common stock as Berkshire did not pay a dividend and the Company did and because, due to the very high per share market price of
Berkshire common stock (then about $18,700 per share), an Independent Stockholder of less than several hundred shares would be entitled only to a fractional share and thus would be cashed out in the transaction. The conversation turned to the possible use of a new Berkshire convertible preferred stock having a dividend equal to the Company's Common Stock dividend, a conversion premium ranging from 10% to 15% and a no-call provision in which the range discussed was from three to ten years. Mr. Buffett indicated that Berkshire might be willing to issue one share of such convertible preferred stock, having a stated value of around $55 per share, for each share of Common Stock not owned by Berkshire. Mr. Butler responded that his initial reaction, subject to further reflection and to consultation with financial advisors, was that he would not recommend any transaction to the Board unless the fair market value of Berkshire's convertible preferred stock was somewhere in the $60's. On August 17, 1994, the Common Stock closed at $49 1/4. Mr. Butler's view was based on his familiarity with the Company's affairs, including its financial condition, results of operations, prospects and stock trading history, gleaned from his 23 years of experience as a director of the Company and GEICO, as well as his general assessment of market and economic conditions and his knowledge of the premiums paid in many acquisition transactions.



     Mr. Buffet had requested the August 17, 1994 meeting to explore the Company's potential interest in a transaction because he was in Washington at the time and because by that time he had had sufficient experience observing the performance of Mr. Olza M. (Tony) Nicely since his appointment in 1993 as President and Chief Executive Officer -- Insurance Operations to determine that Mr. Nicely would be an effective leader with whom Mr. Buffett would be comfortable working in the event of an acquisition. This assessment was an essential prerequisite to consideration of any transaction, because Mr. Buffett would only be interested in an acquisition of this size if he believed he would enjoy working in a close relationship with senior management. Having satisfied himself on that score, Mr. Buffett was otherwise satisfied with the Company's business, based upon his evaluation of, among other factors, its size, demonstrated earning power, historic return on equity, and market position. Mr. Buffett believed that an acquisition of the Company was worth exploring because, if the management and Board of the Company were interested, and if mutually satisfactory price and terms could be agreed upon, such an acquisition would have the potential to enhance the performance and value of Berkshire.



     After the meeting concluded, Messrs. Simpson and Butler agreed that Mr. Butler should contact Mr. Gary W. Parr of Morgan Stanley and ask his views as to the likely fair market value of a share of Berkshire convertible preferred stock having the terms which had been outlined, and Mr. Butler thereafter did so. Mr. Parr then discussed with certain Morgan Stanley capital markets professionals the concept of Berkshire making an acquisition of an unnamed company with Berkshire convertible preferred stock. Thereafter for several weeks, a series of telephone conversations took place between Mr. Butler and Mr. Parr and among Messrs. Simpson and/or Butler and Mr. Buffett. During these conversations Mr. Butler expressed the view, based on Mr. Parr's and Morgan Stanley's very preliminary analysis, that the proposed Berkshire convertible preferred stock might trade somewhat below its stated value and that even if it traded somewhat above its stated value, the price being offered was too low. Mr. Butler again reiterated that the fair market value of any securities to be issued should be in the $60's, and Mr. Buffett continued to suggest that, if there were to be a transaction, $55 in stated value of a share of Berkshire convertible preferred stock would be a price acceptable to Berkshire. During this time Mr. Buffett also raised a tax issue that had to be resolved before there could be any tax-free acquisition of the Company by Berkshire, and representatives of Berkshire and the Company began to research and discuss this issue. In early 1995, such representatives began to prepare a draft of a joint ruling request to the Internal Revenue Service ('IRS'); thereafter such draft was extensively revised and the issue was discussed on an informal basis twice with a representative of the IRS.

     On March 1, 1995, Messrs. Simpson and Butler met, again at Mr. Buffett's request, with Mr. Buffett and Mr. Charles T. Munger, Vice Chairman of Berkshire, in New York City. They discussed generally the feasibility and desirability of an acquisition of the Company by Berkshire and the regulatory and economic climate for property and casualty insurers. They also generally discussed the possible structure and terms of any such transaction and essentially the same positions were taken as in the earlier conversations. In addition, Mr. Butler pointed out that, in view of the sharp rise in the market price of Berkshire's common stock in recent months (the per share price then being about $22,000), both Mr. Simpson and he had become more concerned about the fair market value of a share of Berkshire convertible preferred stock, particularly if something should happen to Mr. Buffett. After discussion, all those present agreed that there should be no further discussion of any transaction until the previously mentioned tax issue could be resolved by obtaining a ruling from the IRS.

     In April 1995, Mr. Butler asked Mr. Parr to have Morgan Stanley commence work on a valuation of the Company to be presented to the Board in case a transaction should ever come close to being agreed upon, and on April 27, Messrs. Simpson, Butler and Nicely, and Mr. W. Alvon Sparks, Jr., Executive Vice President and Chief Financial Officer of the Company, met with representatives of Morgan Stanley at its offices to discuss these matters.


     By early August 1995 the ruling request was almost ready to file with the IRS. On August 15 Messrs. Nicely, Simpson, Sparks, Butler and Parr met in the Company's offices to discuss the preliminary results of Morgan Stanley's valuation of the Company. After receiving Mr. Parr's preliminary view that, as of August 15, the valuation range for a share of Common Stock would be from the high $50's to the mid $60's on the basis of a discounted cash flow analysis, the parties discussed the possible terms of a transaction. It was noted that the market price of Common Stock had increased over 10% in recent months and that, as a result, Mr. Butler's previous indication of a possible sales price if Berkshire's convertible preferred stock was used would have to be revised upward. The group expressed considerable concern about filing a tax ruling request without an agreed upon transaction and noted the difficulty of keeping discussions confidential and Mr. Buffett's and the Company's desire for complete secrecy until an agreement was signed. A concern was expressed that the continued discussions were distracting to the Company's most senior management. The group also expressed its belief that Mr. Buffett might well prefer a cash transaction and that it might be possible to obtain a significantly higher price for the Independent Stockholders from Berkshire in a cash transaction than in a stock transaction. The group also thought that, given the recently-announced merger between The Walt Disney Company and Capital Cities/ABC, it might be a particularly opportune time to propose a cash transaction to Berkshire because Berkshire, a major shareholder of Capital Cities/ABC, might be interested in reinvesting any cash proceeds it would receive in that transaction. As a result of all the foregoing factors, the group believed that it might be possible at this time to arrange a cash transaction that would be favorable to the Independent Stockholders. At the conclusion of the meeting, Mr. Butler was requested by the group to call Mr. Buffett and advise him that Messrs. Nicely, Simpson, Sparks and Butler would recommend to the Board a cash transaction at $70 per share or an acquisition in exchange for a Berkshire convertible preferred stock having a fair market value as determined by Morgan Stanley of approximately the same price. Messrs. Nicely, Simpson, Sparks and Butler came to the conclusion that they would recommend a transaction at $70 per share based on, among other things, their familiarity with the Company's financial condition, results of operations, investment results and prospects, the fact that $70 represented a premium to Morgan Stanley's preliminary view as to the value of the Common Stock and the fact that $70 per share was higher than the highest price ever reached by the Common Stock (which was $67 5/8 on January 22 and 27, 1993).


     On August 17, Mr. Butler called Mr. Buffett, told him about the earlier meeting and the group's concern over seeking a tax ruling and maintaining confidentiality, said the group believed that the continued conversations were becoming a distraction to senior management, reported that senior management and he were very comfortable with continuing the independent status of the Company with Independent Stockholders but felt it would be their duty to recommend to the Board and the Independent Stockholders a transaction that might be regarded as very attractive and, finally, made the proposal which the group had said it would recommend. Mr. Buffett and Mr. Butler then briefly discussed 'fiduciary out' and 'break-up fee' arrangements, and Mr. Buffett asked if the price was negotiable and Mr. Butler replied that it was not. Mr. Buffett stated that he would prefer a cash transaction and would not issue stock at the proposed price. Mr. Buffett said he wanted to discuss the matter with Mr. Munger and would call back. Mr. Buffett called Mr. Butler later that same day and said he had discussed the matter with Mr. Munger and that Berkshire would be prepared to accept the proposal, if the Board agreed to it, and subject to resolution of all legal and other issues.


     From August 17 through August 24, counsel for and representatives of the Company and Berkshire negotiated various issues and drafted the Merger Agreement and Morgan Stanley completed work on its valuation of the Company. On August 21 and 22, Mr. Simpson informed each member of the Board of the proposal by telephone (which was the first occasion that any of the nonemployee members of the Board, other than Mr. Butler, were advised of any proposal for Berkshire to acquire the shares of Common Stock it did not already beneficially own). On August 22, counsel for the Company distributed to each member of the Board a summary of the Merger Agreement prepared by such counsel, a draft of the Merger Agreement and other materials in preparation for the Board's forthcoming meeting.

     The Board met on August 24 to consider the Merger and discussed the factors described below under ' -- Reasons for the Transaction'. Mr. Buffett was not invited to and did not attend or otherwise participate in the meeting. The Board did not believe it was necessary to create a special committee of the Board to represent the Independent Stockholders in connection with the Merger or to evaluate the future prospects of the Company, or to retain an unaffiliated representative to advise the Board or any such committee solely on behalf of the Independent Stockholders, because (i) none of the members of the Board were nominees of, or (except to the limited extent described below under
' -- Interests of Certain Persons in the Transaction') affiliated with, Berkshire, (ii) the Final Order and the Berkshire Proxy Agreement effectively prevent Berkshire from exercising control or influence over the Company or the Board and (iii) the proposed terms of the Merger Agreement require the Merger Agreement to be approved by the affirmative vote of the holders of 80% of the outstanding shares of Common Stock, including the affirmative vote of Independent Stockholders holding a majority of the outstanding shares of Common Stock not beneficially owned by Berkshire, which means that holders of approximately 59% of the outstanding shares of Common Stock owned by Independent Stockholders must vote for the Merger. The Board met again in the early morning of August 25 and voted to approve the Merger by the unanimous vote of those directors voting. Mr. William J. Ruane, a director of the Company, elected to abstain from voting on the Merger because of his relationships with Mr. Buffett and Berkshire. See ' -- Interests of Certain Persons in the Transaction'.


     The Board did not attempt to solicit competing acquisition proposals because the Board believed that the absence of any 'break-up' fee or other 'lock-up' provisions in the Merger Agreement and the freedom of the Board to consider any transaction proposed by a third party after the signing of the Merger Agreement meant that a third party interested in submitting a competing bid is free to do so despite the execution of the Merger Agreement. To date, the Company has received no inquiries whatsoever regarding a possible competing bid. Furthermore, the Board had been advised by Morgan Stanley that, in its view, none of the companies that Morgan Stanley considered as potential candidates to acquire the Company would be willing to pay $70 per share because of the dilutive effect on reported earnings of such a purchase price. Finally, the Board considered the possibility that, given Berkshire's beneficial ownership of 50.72% of the outstanding shares of Common Stock, no acquisition could be approved by the Stockholders without the affirmative vote of the Independent Proxy and that, if any other acquisition proposal were presented to the Stockholders, Berkshire could prevent the approval of any such proposal by exercising its right to cause the Independent Proxy not to vote the Berkshire-Owned Shares.


     The Berkshire Board of Directors met in the late afternoon of August 24 and approved the Merger. On August 25, following the approval of the Merger by the Board, the Merger Agreement was signed, the NYSE was notified before the opening of trading and a joint press release was issued.

PURPOSE OF THE TRANSACTION

     The purpose of the Merger is to effect the acquisition by Berkshire of all the outstanding shares of Common Stock not currently owned by Berkshire or its subsidiaries. Berkshire and the Company did not consider any alternative means to accomplish this purpose (other than with respect to the form of the consideration to be used as described under ' -- Background of the Transaction'), because the

Merger is the most direct means for effecting the acquisition of the shares of Common Stock held by the Independent Stockholders.

REASONS FOR THE TRANSACTION

     The Company. The Board has determined that the Merger Agreement and the Merger are fair to and in the best interests of the Company and the Independent Stockholders, has approved the Merger Agreement and the Merger and has recommended to the Independent Stockholders that they vote for the approval and adoption of the Merger Agreement. In taking these actions, the Board considered many factors, including among others the following:

          (i) Management's Recommendation. The Board reviewed presentations from, and discussed the terms and conditions of the Merger Agreement and the Merger with, senior executive officers of the Company, representatives of its legal counsel and representatives of its financial advisor. The Board considered the view of management that the Company's businesses might realize certain operational advantages if the Company were no longer an independent public company (which advantages the Board took into account in assessing the fairness of the $70 per share to be received in the Merger). The Board also considered favorably management's stated belief that the Merger would not have an adverse effect on the Company's associates or policyholders.

          (ii) The Company's Business, Condition and Prospects. In evaluating the terms of the Merger, the Board considered, among other things, information with respect to the financial condition, results of operations, investment results and businesses of the Company, on both a historical and a prospective basis, and current industry, economic and market conditions. The members of the Board were generally familiar with and knowledgeable about the Company's affairs, including the present and possible future economic, regulatory and competitive environment in which the Company operates its direct automobile insurance business, and further reviewed these matters in the course of their deliberations. In evaluating the Company's prospects, the Board considered, among other things, the opportunities available to the Company to improve its results, including such growth opportunities as increasing utilization of cable television advertising (which the Company began testing in 1994) and the Internet as distribution channels and expanding the geographic areas in which the
     Company operates. The Board also considered the growth opportunities inherent in the Company's new program to provide GI or GEICO Casualty (the Company's standard risk and nonstandard risk subsidiaries) rate quotes to direct response inquirers who do not meet GEICO preferred-risk guidelines, thus making more efficient use of the Company's overall marketing resources. The Board also considered the risks facing the Company, including the recent entry of financially stronger and much larger companies into the Company's businesses, the Company's capacity to efficiently and profitably manage its future growth, the investment spending that would be required to boost growth by more than 2 - 3%, and the Company's ability to achieve planned reductions in its expense ratio. The Board also considered the risks inherent in the shift of the Company's mix of business from the preferred risk segment to the standard and nonstandard risk segments. The Board also considered the Company's continued exposure to catastrophe losses over the next two to three years, particularly in light of the Company's decision in 1994 not to purchase catastrophe reinsurance.

          (iii) Historical and Recent Market Prices Compared to the Consideration to be Received in the Merger. The Board reviewed the historical market prices and recent trading activity of the Common Stock. The Board considered as favorable to its determination the fact that the $70 per share price to be paid in the Merger represents a premium of approximately 26% over the $55 3/4 price at which the Common Stock closed on August 24, 1995, the last trading day before the public announcement of the proposed Merger. The Board also considered as favorable the fact that $70 per share (i) is higher than the highest price ever reached by the Common Stock (which was $67 5/8 on January 22 and 27, 1993), and (ii) represents a premium of approximately 33% over the $52.80 median price for the Common Stock over the three and one-half year period ending July 24, 1995 (during which period the total number of shares of Common Stock traded represented approximately 59.3% of the total number of shares held by the Independent Stockholders) estimated by Morgan Stanley as part of its price/volume analysis of the trading history of the

     Common Stock. In evaluating the premiums to historical and recent market prices represented by the $70 per share price to be paid in the Merger, the Board considered the fact that, while the premiums are indicative of the relative benefit of the Merger to an Independent Stockholder who would have otherwise sold his shares of Common Stock in the market, because of the effect of taxes these premiums are not directly comparable to the benefit to an Independent Stockholder of a tax-free transaction at the same price. However, as noted under ' -- Background of the Transaction' above, Berkshire had not indicated interest in a stock transaction at the $70 per share price level.

          (iv) Opinion of Morgan Stanley. The Board considered the opinion of Morgan Stanley that the consideration to be received by the Independent Stockholders pursuant to the Merger Agreement is fair to such holders from a financial point of view, as well as the presentation made by Morgan Stanley to the Board, to support the Board's determination that the Merger is fair to the Independent Stockholders. Morgan Stanley's opinion and presentation are described below under ' -- Opinion of Financial Advisor'. As described below, Morgan Stanley performed certain valuation analyses on the Company in order to reach its opinion. These analyses resulted in the following per share valuation ranges for the Company (each of which is described in more detail below under ' -- Opinion of Financial Advisor'):

Public Market Reference Range.....................................   $  47.25 - $56.85
M&A Market Reference Range........................................   $  61.76 - $73.22
Acquisition Reference Range.......................................   $  53.16 - $70.36
Discounted Cash Flow Range........................................   $  61.97 - $67.00
Discounted Cash Flow Range-Fast Growth Case.......................   $  66.89 - $73.43
Discounted Cash Flow Range-Higher Expense Ratio Case..............   $  52.00 - $56.75
Discounted Cash Flow Range-Higher Expense Ratio and Lower Leverage
  Case............................................................   $  50.80 - $55.15

          The Board determined that the Merger is fair to the Independent Stockholders notwithstanding the fact that the high end of two of Morgan Stanley's ranges (the M&A Market Reference Range and the Discounted Cash Flow Range-Fast Growth Case) exceeded $70 by more than three dollars because $70 per share is close to the high end of the M&A Market Reference Range and approximately at the midpoint of the Discounted Cash Flow Range-Fast Growth Case, as well as being in excess (or in one case approximately equal to) the high end of each of the other five ranges derived by Morgan Stanley. See ' -- Opinion of Financial Advisor'.

          (v) No Financing Condition; Strong Acquiror. The Board regarded as favorable to its determination that the Merger Agreement does not contain a financing condition, that Berkshire is a financially strong enterprise with a market value (at the time the Board was making its determination) of $29 billion and a very strong balance sheet, and that accordingly the Merger has a low risk of noncompletion due to any financial inability of Berkshire.

          (vi) Multiple Analysis. The Board reviewed the multiples of 1994 actual, and 1995 and 1996 estimated, earnings calculated in accordance with generally accepted accounting principles ('GAAP') represented by the consideration to be received in the Merger (which were 23.9x, 21.3x and 18.9x, respectively) as well as the multiple of GAAP book value at June 30, 1995 represented by the consideration to be received in the Merger (which was 2.88x). The Board compared these multiples to the multiples at which other comparable publicly-held property and casualty insurers were trading and the multiples represented by the purchase price in certain precedent transactions and determined that the multiples represented by the consideration to be received in the Merger were in each case substantially higher.

          (vii) Stockholder Approval Requirement. The Board considered the fact that the Merger is conditioned on the approval and adoption of the Merger Agreement by the affirmative vote of the holders of 80% of the outstanding shares of Common Stock entitled to vote thereon, including the affirmative vote of Independent Stockholders holding a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries, as supporting its view that the Merger is fair procedurally to the Independent Stockholders.

          (viii) Alternative Transactions. The Board determined, taking into account, among other things, Berkshire's ownership interest in the Company, that it was unlikely that a combination transaction with any other corporation could be structured in a manner that would offer comparable value to the Independent Stockholders. In making its determination, the Board considered the view of Morgan Stanley that none of the companies that Morgan Stanley considered as potential candidates to acquire the Company would be willing to pay $70 per share because of the dilutive effect on their reported earnings of such a purchase price. In addition, as described under ' -- Background of the Transaction', the Board considered the possibility that, given Berkshire's beneficial ownership of 50.72% of the outstanding shares of Common Stock, no acquisition could be approved by the Stockholders without the affirmative vote of the Independent Proxy and that, if any other acquisition proposal were presented to the Stockholders, Berkshire could prevent the approval of any such proposal by exercising its right to cause the Independent Proxy not to vote the Berkshire-Owned Shares.

          (ix) Termination Provision; No Breakup Fee. The Board considered as favorable to its determination that the Merger Agreement (i) permits the Board to approve a Takeover Proposal that it believes is in the interests of the Independent Stockholders and (ii) is terminable by the Board if a Takeover Proposal is so approved, in each case without making any payment to Berkshire.

          (x) No Longer a Public Company. The Board viewed as a negative factor that, following the consummation of the Merger, the Company would no longer be a public company.

          (xi) Taxable Transaction. The Board viewed as a negative factor to its determination that, like all cash mergers, the Merger would be a taxable transaction. However, the Board determined that this factor was offset by the favorable price to be paid in the Merger. In addition, for the reasons described under ' -- Background of the Transaction', the Board did not believe that it would be able to effect a tax-free transaction offering comparable value to the Independent Stockholders.

     The foregoing description of the factors considered by the Board is not all inclusive but covers the principal matters discussed in detail by the Board. In view of the wide variety of factors considered, the Board did not consider it practical to, nor did it attempt to, quantify or attach any particular weight to any of the factors it reviewed in reaching its conclusion to recommend the Merger to the Independent Stockholders as being in their best interests.

     Berkshire. Berkshire believes that the Merger is fair to the Independent Stockholders based on the same conclusions, and the bases therefor, reached by the Board in approving the Merger, as set forth above, and based on the fact that the Merger was approved by the Board, which was advised by experienced and independent legal counsel and financial advisors. However, Berkshire has a conflict of interest with respect to the Merger Agreement and the Merger, in that it is the other party to the Merger Agreement and will acquire all the shares of Common Stock held by the Independent Stockholders if the Merger is consummated. Berkshire received in February 1995 a copy of the Company's business plan for 1995. The Company's actual results of operations for the nine months ended September 30, 1995 are consistent with the projected results of operations for that period contained in the business plan reviewed by Berkshire.

OPINION OF FINANCIAL ADVISOR

     Morgan Stanley delivered its written opinion to the Board on August 25, 1995, that, as of such date, the consideration to be received by the Independent Stockholders in the Merger is fair to them from a financial point of view. No limitations were imposed by the Company with respect to the investigations made or the procedures followed by Morgan Stanley in rendering its opinion.

     The full text of the opinion of Morgan Stanley, which sets forth assumptions made, matters considered and limitations on the review undertaken by Morgan Stanley, is included as Appendix B to this Proxy Statement. Stockholders are urged to read the opinion in its entirety. The full text of the report by Morgan Stanley relating to its opinion is attached as an exhibit to the Schedule 13E-3 (see 'ADDITIONAL INFORMATION'), and is also available for inspection and copying at the principal executive offices of the Company (see 'SUMMARY -- The Parties') during the Company's regular business hours by any Independent Stockholder or such Stockholder's representative who has been so designated in writing. Morgan Stanley's opinion is directed only to the consideration to be received by the Independent Stockholders in the Merger and does not constitute a recommendation to any Stockholder as to how such Stockholder should vote at the Special Meeting. Morgan Stanley's opinion does not address the likely tax consequences of the Merger to any Independent Stockholder. The summary of the opinion of Morgan Stanley set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

     In arriving at its opinion, Morgan Stanley (i) reviewed certain publicly available financial statements and other information of the Company; (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company; (iii) analyzed certain financial projections prepared by the management of the Company; (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company; (v) reviewed the reported prices and trading activity for the Common Stock; (vi) compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly traded companies and their securities; (vii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;
(viii) reviewed the Merger Agreement; and (ix) performed such other analyses as it deemed appropriate.

     Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for purposes of rendering its opinion. Morgan Stanley also assumed that the financial projections provided to it were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. Morgan Stanley did not make any independent valuation or appraisals of the assets or liabilities of the Company. Morgan Stanley's opinion was based on the economic, market and other conditions in effect on, and the information made available to it as of, the date of the opinion. In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of the Company or any of its assets.

     The following is a summary of the analyses Morgan Stanley utilized in arriving at its opinion as to the fairness of the consideration to be received by the Independent Stockholders in the Merger and that Morgan Stanley discussed with the Board on August 24, 1995.

     Overview. Morgan Stanley described the corporate structure of the Company and the Company's lines of business -- including property and casualty insurance, property and casualty reinsurance, life insurance and consumer finance, noting that private automobile insurance represents approximately 93% of the property and casualty premiums received, with homeowners insurance representing approximately 6% of premiums. Morgan Stanley described the Company's remaining exposure in the homeowners and fire insurance business, which the Company plans to exit in three years. Morgan Stanley presented an overview of the estimated market shares of the leading companies in the private passenger automobile insurance market, noting that the Company's 2% market share ranks it sixth, behind State Farm Group, Allstate, Farmers Group, Nationwide Group and USAA Group. Morgan Stanley described the three customer segments of the private passenger automobile insurance market -- preferred risk, standard risk and non-standard risk, and noted that 91% of the Company's existing private auto premiums in 1994 (and 71% of its new premiums) were in the preferred risk segment, but that the expected growth rate of the Company's auto premiums was higher in the standard risk and non-standard risk segments. Morgan Stanley reviewed the direct premiums written by the Company in 1994 on a state-by-state basis, noting that New York, Florida and Maryland were the largest states, with 21.7%, 13.5% and 11.5%, respectively, of the total direct premiums written. Morgan Stanley described the distribution channels for the Company's private automobile insurance, noting that 60% of new sales are from referrals and that the Company had been successful in the 1980's in utilizing direct mail as a distribution channel and had achieved success beginning in 1994 with cable-television advertising.

     Finally, Morgan Stanley reviewed certain GAAP financial information for the Company, including net premiums earned, total revenues, net operating earnings, common book value, long-term debt, return on average equity as well as certain statutory information, including loss ratio, expenses ratio, combined ratio and the ratio of net premiums written to surplus. Morgan Stanley reviewed the trading volume and price history of the Common Stock since December 31, 1993 and the relationship between movements of the Common Stock and movements of Standard & Poor's 500 Stock Price Index (the 'S&P 500'). Morgan Stanley also presented a price/volume analysis that suggested the percentage of the total number of outstanding shares of the Common Stock that had traded within specified price ranges over the past four years. Morgan Stanley also reviewed the relationship over the last ten years between the price/earnings and price/book ratios of the Common Stock to the price/earnings and price/book ratios of the S&P 500 and to the price/earnings and price/book ratios of a composite index composed of the following property and casualty insurance companies: Lincoln National Corporation, The St. Paul Companies Inc., SAFECO Corporation, Ohio Casualty Corporation, Allmerica Property & Casualty Companies, Inc., USF&G Corporation, American International Group, Inc., Cincinnati Financial Corporation, The Progressive Corporation and The Hartford Steam Boiler Inspection and Insurance Company. Morgan Stanley also presented a summary of earnings forecasts for 1995 and 1996 for the Company from selected equity analysts who follow the Company.

     Morgan Stanley noted that $70 per share, the consideration to be received by Independent Stockholders in the Merger, represented a 23.9% premium to the closing price of the Common Stock on August 21, 1995. In addition, Morgan Stanley noted that $70 per share in cash represented multiples of 23.9x, 21.3x and 18.9x, respectively, earnings for 1994 and estimated earnings for 1995 and 1996 calculated in accordance with GAAP and 2.88x GAAP book value.

     Valuation Analysis. Morgan Stanley arrived at a range of values for the Company by utilizing three principal valuation methodologies: a comparable company analysis; a precedent transactions analysis; and a discounted cash flow analysis. Comparable company analysis analyzes a company's operating performance and outlook relative to a group of publicly traded peers to determine an implied unaffected market trading value. Precedent transactions analysis provides a valuation range based upon financial information of companies in the same or similar industries as the target which have been acquired in selected recent transactions. Discounted cash flow analysis provides insight into the intrinsic value of a company based on projected earnings and capital requirements and the subsequent cash flows generated by the assets of the target company. No company used in the comparable company analysis described below is identical to the Company and no transaction used in the precedent transactions analysis described below is identical to the Merger. Accordingly, an analysis of the results of analyses described below necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value or the acquisition value of the companies to which they are being compared.

     Comparable Company Analysis. Morgan Stanley compared certain financial information of the Company with the following group of companies that Morgan Stanley believed to be appropriate for comparison: The Allstate Corporation, Cincinnati Financial Corporation, Ohio Casualty Corporation, The Progressive Corporation and SAFECO Corporation. The financial information compared included market capitalization, current price, price as a percentage of the previous 52-weeks' high and low sales price, earnings per share for 1994, estimated earnings per share for 1995 and 1996, five year projected growth rate, return on average equity and dividend yield. The credit statistics compared included
Best's rating and Moody's and S&P's credit ratings, the ratio of 1994 net premiums written to surplus, the ratio of earnings before interest, taxes, depreciation and amortization ('EBITDA') to interest, the ratio of long-term debt to book capitalization and to market capitalization, real estate and mortgages as a percentage of total invested assets, dividend yield and payout ratio. In order to arrive at a public market reference range for the Company, Morgan Stanley derived multiples for the comparable companies, including price as a multiple of (i) earnings for 1994 and estimated earnings for 1995 and 1996 in accordance with GAAP and (ii) GAAP book value. The market price information used in such analysis was as of August 18, 1995. The earnings per share estimates used were based on estimates as of August 19, 1995 by Institutional Brokers Estimate System ('IBES'), a data service that monitors and publishes a compilation of earnings estimates regarding companies of interest to institutional investors produced by selected research analysts.

                                                                        PRICE AS A MULTIPLE OF(1)
                                                         -------------------------------------------------------
                                                              GAAP EARNINGS                    1994 STATUTORY
                                                         -----------------------    GAAP     -------------------
                                                         1994A    1995E    1996E    BOOK     NET GAIN    SURPLUS
                                                         -----    -----    -----    -----    --------    -------
Company...............................................   17.2 x   16.8 x   15.2 x   2.33 x      18.3x      3.71x(3)
Comparables
     Allstate(2)(4)...................................   11.7 x    9.0 x    8.4 x   1.47 x        NM       2.16x
     Cinncinnati Fin..................................   14.5     13.7     12.6     1.24        20.1       2.80
     Ohio Casualty(4).................................    8.9     11.3      9.6     1.22          NM       1.72
     Progressive......................................   12.0     14.3     12.6     2.38        12.7       3.16
     SAFECO...........................................   12.0     11.1      9.6     1.08        14.1       2.48
                                                         -----    -----    -----    -----    --------    -------
MEAN..................................................   11.8 x   11.9 x   10.5 x   1.48 x      15.6x      2.47x
MEDIAN................................................   12.0     11.3      9.6     1.24        14.1       2.48

Notes:

(1) Financial data as of June 30, 1995 unless otherwise stated. Market data as of August 18, 1995. Estimates are from IBES as of August 19, 1995.

(2) Before catastrophe charges for the Northridge earthquake of $1.63 billion pre-tax ($1.06 after-tax).

(3) Based on consolidated policyholders' surplus.

(4) Financial data as of March 31, 1995.

                            ------------------------
     Morgan Stanley then derived from this and other data (based on the relative comparability of the comparable companies to that of the Company) the ranges of these multiples deemed most meaningful for its analysis (which were 14.3x - 16.8x 1995 estimated net operating income, 12.6x - 15.2x 1996 estimated net operating income and 2.00x - 2.38x June 30, 1995 GAAP equity) and applied these multiples to the Company. This analysis resulted in a public market reference range for the Company of between $3.2 billion and $3.85 billion (or $47.25 per share to $56.85 per share). In addition, Morgan Stanley derived an M&A market reference range for the Company of between $4.308 billion and $5.108 billion (or between $61.76 per share and $73.22 per share) by applying a premium of approximately 30% (the premium that Morgan Stanley believed to be the most appropriate in light of the Company's stock price and financial performance and market conditions) to the public market reference range derived above, which includes the addition of $108 million of option proceeds.

     Precedent  Transactions  Analysis. The  transactions  used in  the analysis included Guaranty National Group, Inc.'s acquisition of Viking Insurance Holdings, Inc.; USF&G Corporation's acquisition of Victoria Financial Corp.; Integon Corporation's acquisition of Bankers and Shippers Insurance Company; Guardian Royal Exchange PLC's acquisition of National Corp.; Vik Brothers Insurance, Inc.'s acquisition of Armco Inc.'s insurance operations; Anthem P&C Holdings Inc.'s acquisition of Federal Kemper Insurance Co.; Guardian Royal Exchange PLC's acquisition of American Ambassador Casualty Co.; The St. Paul Companies Inc.'s acquisition of Economy Fire & Casualty Co.; The Penn Central Corporation's acquisition of Leader National Insurance Company; Chandler Management's acquisition of Chandler Insurance Co., Ltd.; Lawrence Insurance Group, Inc.'s acquisition of Global Insurance Company; The Associated Group's acquisition of The Shelby Insurance Company; The Penn Central Corporation's
acquisition of Atlanta Casualty Company, Windsor Insurance Company and subsidiaries; Winterthur Insurance Company's acquisition of General Casualty Companies; American Financial Corporation's acquisition of Mid-Continent Casualty Company; BATUS Inc.'s acquisition of Farmers Group, Inc. and Orion Capital Corporation's acquisition of Guaranty National Corporation. The financial information compared in the analysis included aggregate transaction value and return on average equity of the acquired company. In order to arrive at an acquisition reference range for the Company, Morgan Stanley derived multiples for the precedent transactions, including the price paid for the acquired company as a multiple of (i) GAAP and statutory (x) net income, (y) book value and (z) net premiums and (ii) market value. Morgan Stanley then derived from this and other data (based on the relative comparability of the precedent transactions to the Merger) the ranges of these multiples deemed most meaningful for its analysis (which were 15.0x - 21.0x 1995 estimated net operating income and 2.50x - 3.00x June 30, 1995 GAAP equity) and applied these multiples to the Company.

                                                           PRICE PAID AS A MULTIPLE OF ACQUIREE
                                                                      GAAP/STATUTORY
                                                           -------------------------------------
                                                            NET      BOOK       NET       MARKET
                                                           INCOME    VALUE    PREMIUMS    VALUE
                                                           ------    -----    --------    ------

High....................................................    25.4x     3.23x     113.6%     2.27x
                                                            38.6      3.41      220.1
Low.....................................................     6.5      0.80       34.6      1.07
                                                             7.6      0.67       39.8
Mean....................................................    14.0      1.7        71.7      1.50
                                                            16.2      1.9        94.2
Median..................................................    11.2      1.5        69.6      1.33
                                                            13.2      1.8        99.4

     Applying the multiples derived from the precedent transactions (which includes $108 million of option proceeds) resulted in a range of values for the Company of between $3.708 billion and $4.908 billion (or $53.16 per share to $70.36 per share).

     Discounted Cash Flow Analysis. The stand-alone valuation of the Company was determined by adding (i) the present value of the projected dividend streams of the continuing property and casualty operations of the Company (the 'Operations') over a 10-year period from 1995 through 2004, (ii) the present value of the Operations' 2004 terminal value and (iii) certain adjustments totaling $478 million reflecting estimates of the value of the assets and liabilities of the Company other than those of the Operations. The terminal value of the Operations' common equity at the end of the 10-year period was determined by multiplying the final year's projected GAAP net income by numbers representing various terminal multiples (ranging from 15.0x to 17.0x). Earnings were projected assuming the Operations performed in accordance with the management's base case projections and certain variations thereof (a fast growth case, a higher expense ratio case and a higher expense ratio and lower leverage case). The base case projections assume, among other things, that (i) the growth rate for new premiums written will be highest in 1995, will remain steady at a slightly lower rate through 2000 and that the rate of growth will be lower thereafter, (ii) the loss ratio will gradually increase through the year 2000 and remain steady thereafter and (iii) the expense ratio will decline through 2000 and remain steady thereafter. The fast growth case is similar to the base case except that it assumes, among other things, (i) a faster growth rate for new premiums written for four years, (ii) a higher loss ratio and (iii) one time investments totalling $90 million from 1996 to 1998. The higher expense ratio case is similar to the base case except that it assumes a smaller decrease in the expense ratio than that assumed in the base case. The higher expense ratio and lower leverage case is similar to the higher expense ratio case except that it assumes that the ratio of net premiums written to surplus will be lower than in the base case. The dividend streams and terminal values of the Operations were discounted to present values using different discount rates (ranging from 11% to 13%) chosen to reflect different assumptions regarding the required rates of return of holders or prospective buyers of the Company's common equity. Morgan Stanley calculated a range of discounted cash flow values per share of Common Stock on a fully diluted basis of from $61.97 to $67.00 using the base case, $66.89 to $73.43 using the fast growth case, $52.00 to $56.75 using the higher expense ratio case and $50.80 to $55.15 using the higher expense ratio and lower leverage case.

     The summary set forth above does not purport to be a complete description of the analyses performed by Morgan Stanley. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Morgan Stanley believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which such businesses actually may be sold. Because such analyses are inherently subject to uncertainty, none of the Company, Morgan Stanley or any other person assumes responsibility if future events do not conform to the judgments reflected in the opinion of Morgan Stanley.

     The Board retained Morgan Stanley based upon its experience and expertise. Morgan Stanley is a nationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     Pursuant to a letter agreement dated August 24, 1995, between the Company and Morgan Stanley (the 'Engagement Letter'), the Company agreed to pay Morgan Stanley an advisory fee of $200,000. In addition, the Company agreed to pay Morgan Stanley a financial opinion fee of $2,000,000, half of which became payable upon delivery of Morgan Stanley's opinion and the balance of which (against which the advisory fee will be credited) will be payable upon the consummation of the Merger. In addition to the advisory fee and the opinion fee, the Company agreed to pay Morgan Stanley a 'time and efforts' fee, based on Morgan Stanley's customary charges, if Morgan Stanley is required to perform material services after the delivery of its opinion. The Engagement Letter with Morgan Stanley provides that the Company will reimburse Morgan Stanley for its expenses as incurred and will indemnify Morgan Stanley against certain liabilities incurred in connection with its services. Because a substantial portion of Morgan Stanley's fee is payable upon the consummation of the Merger, Morgan Stanley may be deemed to have a financial interest in the consummation of the Merger and, accordingly, a conflict of interest with respect to its fairness opinion.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     In considering the recommendation of the Board with respect to the Merger Agreement and the transactions contemplated thereby, the Independent Stockholders should be aware that certain members of the management of the Company and of the Board have interests in the Merger that are different from, or in addition to, the interests of the Independent Stockholders generally.

     Officers of the Company. Following the Merger, all the officers of the Company will continue as such in their present positions. The directors of the Company will all cease to serve as such at the Effective Time.

     Employee Stock Options. The Merger Agreement provides that, at the Effective Time, each holder of a then outstanding Company Option will, in settlement thereof, receive from the Company for each share of Common Stock subject to such option an amount in cash equal to the excess of $70 over the per share exercise price of such Company Option (the 'Cash Settlement'). Pursuant to a resolution adopted by the Human Resources Committee of the Board, eligible participants in the Company's Directors and Officers Deferred Compensation Plan may defer any such Cash Settlement if such participant timely submits to the Company a signed election form to such effect.

     Pursuant to the terms of the Company's 1985 Stock Option Plan for Key Employees (the '1985 Plan') and 1992 Stock Option Plan for Key Employees (the '1992 Plan'), the approval of the Merger Agreement by the Stockholders will result in all Company Options under the 1985 Plan and the 1992 Plan becoming exercisable in full. At November 16, 1995, executive officers of the Company listed below held outstanding Company Options to purchase 1,032,500 shares of Common Stock under the 1992 Plan at exercise prices ranging from $38.15 to $64.4375 per share. In addition, at November 16, 1995, executive officers of the Company listed below held outstanding Company Options to purchase 141,775 shares of Common Stock under the 1985 Plan at exercise prices ranging from $17.4250 to $29.6125 per share. All but 3,000 of the Company Options outstanding under the 1985 Plan were fully exercisable prior to the execution of the Merger Agreement. The following table sets forth information with respect to the number of vested and unvested Company Options held by the persons named below:

                                                            NUMBER OF UNVESTED         WEIGHTED
                                                             COMPANY OPTIONS       AVERAGE EXERCISE
                                                             AT NOVEMBER 16,       PRICE PER SHARE
                                      NUMBER OF VESTED        1995 TO BECOME        OF VESTED AND         CASH
                                     COMPANY OPTIONS AT      EXERCISABLE UPON      UNVESTED COMPANY    SETTLEMENT
          NAME AND TITLE             NOVEMBER 16, 1995     STOCKHOLDER APPROVAL        OPTIONS           AMOUNT
----------------------------------   ------------------    --------------------    ----------------    ----------

Olza M. Nicely, ..................         186,775                180,000              $ 44.710        $9,275,696
  President and Chief Executive
  Officer -- Insurance Operations
Louis A. Simpson, ................         520,000                130,000                62.610         4,803,125
  President and Chief Executive
  Officer -- Capital Operations
W. Alvon Sparks, Jr., ............          27,000                 48,000                56.649         1,001,563
  Executive Vice President and
  Chief Financial Officer
James M. Hitt, ...................          18,500                 14,000                38.769         1,015,000
  Vice President of GEICO
Simone J. Pace, ..................           5,000                 10,000                53.479           247,813
  Senior Vice President and Chief
  Information Officer
Richard C. Van Essendelft, .......          21,000                 14,000                38.884         1,089,063
  Vice President of GEICO

     Equity Cash Bonus Plan. Pursuant to the terms of the Company's Equity Cash Bonus Plan (the 'ECB Plan'), the approval of the Merger Agreement by the Stockholders will constitute a 'change in control' of the Company resulting in all unpaid bonuses under such Plan becoming nonforfeitable and all current and deferred amounts held for the Chief Investment Officer in such ECB Plan being promptly paid to him in full. Accordingly, if the Stockholders approve the Merger Agreement, Mr. Simpson, who is the Company's Chief Investment Officer, will be paid the $6,434,550 presently in such ECB Plan. In addition, Mr. Simpson will, in 1996, be paid the amount he is entitled to receive under such ECB Plan for the year 1995, less any allocations to other participants in such Plan, based upon the total return of the Company's Equity Portfolio (as defined in such Plan) during 1995 as compared to the total return on the S&P 500 for that year; if such total return of the Equity Portfolio is negative to the S&P 500 Index, then the negative amount will be carried forward to reduce awards in future years.

     Employee Stock Ownership Plan. The Merger Agreement provides that, following the Effective Time, all outstanding borrowings by the ESOP will be paid in full from the unallocated assets of the ESOP, any remaining unallocated assets of the ESOP will be allocated among the ESOP participants, the interests of all ESOP participants will be vested and distributed and the ESOP will be terminated. The payments under the ESOP to Messrs. Nicely, Simpson, Sparks, Hitt, Pace and Van Essendelft are expected to be approximately $.5 million, $1.0 million, $.5 million, $.3 million, $.1 million and $.3 million, respectively.

     Performance Share Plan. The Merger Agreement provides that all awards under the Company's Performance Share Plan will remain in effect in accordance with their terms, and vesting and payout will not be accelerated, except that any payments made after the Effective Time on outstanding awards will be made on the basis of $70 per share and no Common Stock will be issued with respect to such awards after the Effective Time.

     Pension Plan for Retired Nonemployee Directors. The Company's Pension Plan for Retired Nonemployee Directors provides that, if the Stockholders approve the Merger Agreement, then each director who has been such for one year or more (all directors qualify) will receive an immediate lump-sum cash payment equal to the actuarial equivalent of the benefit under such Plan, which is $22,500 per year (75% of the present annual director's retainer of $30,000), for life, or, if such director has less than ten years of service, then for the number of years of service as a director of the Company and of GEICO to the date of the Special Meeting, in each case applied as if the director were 65 or, if older, his or her actual age. A former director of the Company who is already retired can elect to continue his monthly retirement benefit or to receive its actuarial equivalent in a single payment. The payments under this Plan to Messrs. Bretherick, Butler, Cheek, Clark, Lewis, Raphael and Ruane and General Brown are expected to be approximately $105,113, $198,774, $152,753, $59,238, $109,890, $101,162, $122,186, and $141,651, respectively.

     Employee Benefit Plans. The Merger Agreement provides that the benefit plans of the Company and its subsidiaries in effect at the date of the Merger Agreement (other than the 1992 and 1985 Plans, the Performance Share Plan and the ESOP (the 'Company Stock Plans')) will, to the extent practicable, remain in effect without amendment until the Effective Time and that thereafter the Surviving Corporation will maintain, subject to such changes and modifications as may be necessary or desirable to facilitate compliance by Berkshire and its subsidiaries (including the Surviving Corporation) with applicable statutory and regulatory requirements, for a period of three years after the Effective Time, benefit plans (other than the Company Stock Plans) which are no less favorable, in the aggregate, to the employees covered by such plans as the benefit plans in effect at the Effective Time (other than the Company Stock Plans). Berkshire will, and will cause the Surviving Corporation to, honor without modification for a period of three years after the Effective Time all employee severance plans (or policies) and employment and severance agreements of the Company or any of its subsidiaries in existence on the date of the Merger Agreement as such plans, policies and agreements shall be in effect at the Effective Time. In the Merger Agreement, Berkshire and the Company also agreed to use their best efforts to agree on compensation plans for the officers and employees of the Company and its subsidiaries after the Effective Time to provide them incentive compensation that in the aggregate is reasonably comparable (without giving effect to the payments to them resulting from the Merger) to that historically provided by the Company Stock Plans, except that Berkshire will not be required to issue any shares of its equity securities in connection with such compensation plans.

     Indemnification. The Merger Agreement provides that, from and after the Effective Time, Berkshire and the Surviving Corporation will indemnify, defend and hold harmless the Company, each person who is at the date of the Merger Agreement, or had been at any time prior to such date, an officer, director or employee of the Company (individually, an 'Indemnified Party' and collectively, the 'Indemnified Parties'), against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities, judgments or amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation based on or arising out of (i) the fact that such Indemnified Party is or was a director, officer or employee of the Company or its subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time or (ii) the Merger Agreement or the transactions contemplated thereby. In the case of the Surviving Corporation, such indemnification is only to be to the fullest extent a corporation is permitted under the DGCL to indemnify its own directors, officers and employees, and in the case of Berkshire only to the extent such indemnification is not based upon claims arising out of the Indemnified Parties (i) gaining in fact any personal profit or advantage to which they were not entitled or (ii) committing in fact any criminal or deliberate fraudulent act.

     Other. At the meeting of the Board on August 24, 1995, three directors reviewed with the Board certain relationships they each had with Berkshire and Mr. Buffett. Mr. Butler reported that Cravath, Swaine & Moore ('Cravath'), the law firm of which Mr. Butler is a partner and which has represented the Company in the Merger, does estate planning work for Mr. Buffett and has advised the Buffett Foundation, a private foundation established by Mr. Buffett that makes grants for charitable, scientific and educational purposes. He also stated that, while Berkshire was not otherwise a Cravath client, Cravath had acted on behalf of both the Company and Berkshire in preparing the draft joint IRS ruling request referred to above. See ' -- Background of the Transaction'. Among Cravath's clients are Salomon Inc and The Washington Post Company, in each of which Berkshire holds a substantial investment interest. Both Salomon Inc and The Washington Post Company were Cravath clients for many years before Berkshire made its investments in them. Mr. Butler also reported that Mr. Buffett, who is a director of Capital Cities/ABC, the largest shareholder of which is Berkshire, had called Mr. Butler to see if Cravath could represent Capital Cities/ABC in connection with its proposed merger with The Walt Disney Company and that thereafter the management of Capital Cities/ABC had retained Cravath to represent Capital Cities/ABC in that matter, which representation is ongoing.

     Mr. Simpson noted his relationships with Berkshire, stating that in the past he represented Berkshire's interests on the boards of the National Housing Partnership and the Bowery Savings Bank. He also stated that he serves as a director of Salomon Inc.

     Mr. Ruane stated that Sequoia Fund, Inc. and other clients of his investment management firm hold very significant investment positions in the common stock of Berkshire. He also noted that his firm also had invested its clients' funds, including Sequoia Fund's, in the stocks of Salomon Inc and Capital Cities/ABC and that his firm managed a portion of the pension funds of Capital Cities/ABC and The Washington Post Company. Mr. Ruane is Chairman of the Board of Sequoia Fund and a director of The Washington Post Company. Mr. Ruane said, given his 45 years of close friendship with Mr. Buffett and his other relationships with Berkshire, he would be more comfortable abstaining from voting on the Merger even though he thought the proposal was a good one for the Independent Stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The receipt of cash in exchange for Common Stock pursuant to the Merger will be a taxable transaction for Federal income tax purposes and may also be a taxable transaction under applicable state, local and foreign tax laws. A Stockholder will generally recognize gain or loss for Federal income tax purposes in an amount equal to the difference between such Stockholder's adjusted tax basis in such Stockholder's Common Stock and the consideration received by such Stockholder in the Merger. Such gain or loss will be calculated separately for each block of Common Stock exchanged by a Stockholder. Such gain or loss will be a capital gain or loss if a block of Common Stock is held as a capital asset and will be long-term capital gain or loss if, at the Effective Time, such block of Common Stock has been held for more than one year.

     As a result of the Merger, certain state and local real property transfer and real estate transfer gains taxes ('Transfer Taxes') may be imposed on Stockholders. Pursuant to the Merger Agreement, Berkshire or the Company has agreed to pay all such Transfer Taxes, if any, directly to state and local taxing authorities on behalf of the Stockholders. For Federal income tax purposes, any such payments made on behalf of a Stockholder by Berkshire may result in the deemed receipt of additional consideration by such Stockholder in proportion to the number of shares of Common Stock owned by such Stockholder. In such event, such Stockholder would be deemed to have paid such tax on its own behalf and therefore such Stockholder should be permitted to reduce such Stockholder's gain (or increase such Stockholder's loss) on the sale by the amount of the tax. Any such payments made on behalf of a Stockholder by the Company may be treated as a distribution by the Company to such Stockholder taxable as a dividend. In such event, such Stockholder would recognize ordinary income in the amount of such taxes, would be deemed to have paid such taxes on its own behalf and should be permitted to reduce such Stockholder's gain (or increase such Stockholder's loss) on the sale by the amount of the tax. A Stockholder would not be permitted to offset such tax payment against the ordinary income created by such dividend.

     The foregoing discussion may not apply to Stockholders who acquired their Common Stock pursuant to the exercise of employee stock options or other compensation arrangements with the Company, who are not citizens or residents of the United States or who are otherwise subject to special tax treatment. EACH STOCKHOLDER IS URGED TO CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER, INCLUDING THE EFFECTS OF APPLICABLE STATE, LOCAL OR OTHER TAX LAWS.

ANTICIPATED ACCOUNTING TREATMENT

     The Merger will be accounted for by Berkshire under the purchase method of accounting in accordance with Accounting Principles Opinion No. 16, 'Business Combinations', as amended. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the Effective Time.

REGULATORY APPROVALS

     State Insurance Regulatory Approvals. State insurance company holding laws and regulations applicable to the Company generally provide that no person may acquire control of the Company unless such person has provided certain required information to, and such acquisition has been approved (or not disapproved) by the appropriate insurance regulatory authorities. In accordance with the insurance holding company laws of Maryland and New York, Berkshire, on behalf of itself and certain of its subsidiaries, has filed an application on Form A for the approval of the Merger with the Maryland Insurance Administration and the New York Insurance Department. The Merger has been approved by the Maryland Insurance Administration. As of the date of this Proxy Statement, Berkshire and the Company have filed all required applications with the New York Insurance Department, but the Department has not completed its review of the filing.

     Hart-Scott-Rodino Antitrust Improvements Act. The acquisition by Berkshire of the voting securities of the Company pursuant to the Merger Agreement is exempt from the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the 'HSR Act') pursuant to 15 U.S.C. SS18a(c)(3) of the HSR Act, which provides that acquisitions of voting securities of an issuer at least 50% of the voting securities of which are owned by the acquiring person prior to the acquisition are so exempt.

SOURCE AND AMOUNT OF FUNDS

     The total amount of funds necessary for payment of the consideration to be received by the Independent Stockholders in the Merger and the fees of Berkshire's legal counsel and advisors (the only expenses related to the Merger that are expected to be paid by Berkshire) is approximately $2.3 billion. Berkshire anticipates paying such amount from cash on hand (including short-term investments).

     The Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring the expense. Estimated costs and fees to be incurred by the Company in connection with the Merger, assuming completion of the Merger, are as follows:

Investment Banking Fees...............................................   $2,000,000
Legal Fees............................................................    3,500,000
SEC Filing Fees.......................................................      465,808
Printing Costs........................................................       45,000
Solicitation Costs....................................................       14,000
Miscellaneous.........................................................       50,000
                                                                         ----------
     Total............................................................   $6,074,808
                                                                         ----------
                                                                         ----------

                              THE MERGER AGREEMENT

     The following is a summary of certain provisions of the Merger Agreement, a copy of which is attached hereto as Appendix A and incorporated by reference herein. All references to and summaries of the Merger Agreement in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement. Stockholders are urged to read the Merger Agreement carefully and in its entirety.

EFFECTIVE TIME

     Subject to the provisions of the Merger Agreement, as soon as practicable on or after the day the Merger closes, which will be the later of (i) January 2, 1996, and (ii) the second business day after the satisfaction or waiver of all the conditions set forth in the Merger Agreement (the 'Closing Date'), unless another time or date is agreed to in writing by the Company, Berkshire and Sub, a certificate of merger (the 'Certificate of Merger') will be filed with the Secretary of State of the State of Delaware. The 'Effective Time' of the Merger will be upon the filing of the Certificate of Merger or at such time thereafter as is provided in the Certificate of Merger.

THE MERGER

     The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the Stockholders, approval by certain regulatory authorities and compliance with certain other covenants and conditions, Sub will be merged with and into the Company, at which time the separate corporate existence of Sub will cease and the Company will continue as the Surviving Corporation. Following consummation of the Merger, the Company, as the Surviving Corporation, will be an indirect subsidiary of Berkshire. As a result of the Merger, all the property, rights, privileges, powers and franchises of the Company and Sub will vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub will become the debts, liabilities and duties of the Surviving Corporation.

     Conversion of Securities. At the Effective Time, (i) each share of Common Stock that is owned by the Company will be automatically cancelled and retired and will cease to exist, and no consideration will be delivered or deliverable in exchange therefor, (ii) all Berkshire-Owned Shares will remain outstanding without change, (iii) each issued and outstanding share of Common Stock (other than shares to be cancelled or to remain outstanding in accordance with the immediately preceding clauses (i) and (ii) and other than Dissenting Shares) will be converted into the right to receive $70 per share in cash, without interest thereon, upon surrender of the certificates representing shares of Common Stock, and (iv) each share of capital stock of Sub will be converted into and become that number of shares of fully paid and nonassessable shares of Common Stock equivalent to the quotient obtained by dividing (i) the difference between (A) the total number of outstanding shares of Common Stock immediately prior to the Effective Time and (B) the total number of shares of Berkshire-Owned Shares immediately prior to the Effective Time by (ii) 10,000.

     Directors and Officers; Governing Documents. At the Effective Time, the directors of Sub will become the directors, and the officers of the Company will become the officers, of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. At the Effective Time, the Certificate of Incorporation and the By-Laws of the Company, as in effect immediately prior to the Effective Time, will be the Certificate of Incorporation and the By-Laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     Exchange Procedures. Berkshire has designated The Bank of New York to act as Paying Agent for the payment of the consideration to be received by Independent Stockholders in the Merger upon surrender of certificates representing shares of Common Stock, and from time to time on and after the Effective Time, Berkshire will make available, or cause its subsidiaries (other than the Surviving Corporation) to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the consideration to be received by Independent Stockholders in the Merger and any payments to holders of Dissenting Shares pursuant to the Merger Agreement. As soon as reasonably practicable after the Effective Time, the Paying Agent will mail to each holder of record (other than Berkshire or any of its subsidiaries, or holders of Dissenting Shares) (i) a letter of transmittal and (ii) instructions for the surrender of certificates representing ownership of shares of Common Stock ('Certificates') in exchange for $70 per share in cash. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor the amount of cash into which the shares theretofore represented by such Certificate have been converted pursuant to the Merger Agreement, and the Certificate so surrendered will forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of any Certificate. If payment is to be made to a person other than the person in whose name a surrendered Certificate is registered, it will be a condition to such payment that the Certificate so surrendered be properly endorsed or otherwise be in proper form for transfer, and that the person requesting such payment pay any transfer or other taxes which may be required by reason of such payment to a person other than the registered holder of the surrendered Certificate, or establishes to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. After the Effective Time, each Certificate will represent only the right to receive upon surrender to the Paying Agent the amount of cash, without interest, into which the shares theretofore represented by such

Certificate have been converted pursuant to the Merger Agreement, determined as of the Effective Time. The right of any Stockholder to receive $70 per share in cash will be subject to and reduced by the amount of any required tax withholding obligation.

     Cancellation and Retirement of Common Stock. All cash paid upon the surrender of Certificates in accordance with the Merger Agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock theretofore represented by such Certificates. At the Effective Time, the stock transfer books of the Company will be closed, and there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time, except for shares owned by Berkshire or its subsidiaries.

     All interest earned on funds made available to the Paying Agent pursuant to the Merger Agreement will be turned over to Berkshire or the subsidiary providing such funds, as applicable.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains certain representations and warranties of the Company, including representations and warranties regarding: the due organization, good standing and authority to conduct business and own, lease and operate the properties of the Company and its subsidiaries; the capitalization of the Company; the authority of the Company to enter into the Merger Agreement, subject to Stockholder approval; the absence of conflict between transactions contemplated by the Merger Agreement and other agreements and documents; consents and approvals; the adequacy of filings with the SEC; the absence of certain material adverse changes since December 31, 1994; the absence of undisclosed material liabilities; compliance with applicable law; the absence of
(i) any suit, action or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole or a material adverse effect on the ability of the Company to consummate the transactions contemplated by the Merger Agreement or (ii) except as otherwise disclosed prior to August 25, 1995, any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have a material adverse effect on the Company and its subsidiaries taken as a whole or a material adverse effect on the ability of the Company to consummate the transactions contemplated by the Merger Agreement; certain matters relating to the Employee Retirement Income Security Act of 1974, as amended ('ERISA'); the absence of contracts or agreements that would be altered, terminated or cancelled as a result of, or otherwise affected by, the Merger and the transactions contemplated by the Merger Agreement; the opinion of Morgan Stanley as to the fairness, from a financial point of view, of the consideration to be received by the Independent Stockholders in the Merger; and the Stockholder vote required to approve the Merger Agreement.

     The Merger Agreement also includes certain representations and warranties by Berkshire and Sub, including representations and warranties regarding: the due organization, good standing and authority to conduct business and own, lease and operate the properties of Berkshire and those of its subsidiaries that own Common Stock; the authority to enter into the Merger Agreement; the absence of conflict with other agreements and documents; consents and approvals; the conduct of business by Sub; and the accuracy and truthfulness of documents filed with or sent to the SEC or any other regulatory authority.

CONDUCT OF THE BUSINESS PENDING THE MERGER

     During the period from August 25, 1995, until the Effective Time, the Company has agreed as to itself and its subsidiaries that, except as expressly contemplated or permitted by the Merger Agreement or as consented to in writing by Berkshire, the Company and its subsidiaries will carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as conducted prior to August 25, 1995 and will use all reasonable efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing business will not be impaired in any material respect at the Effective

Time. Except as expressly contemplated or permitted by the Merger Agreement or as consented to in writing by Berkshire, the Company also has agreed that it will not, nor will it permit any of its subsidiaries to, nor will it propose to:
(i) (A) declare or pay any dividends on or make other distributions in respect of any of its capital stock, other than regular quarterly dividends not in excess of $.27 per share with usual record and payment dates and other than cash dividends paid to the Company or any subsidiary on or with respect to the capital stock of another subsidiary, (B) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (C) repurchase, redeem or otherwise acquire, or permit any subsidiary to purchase, redeem or otherwise acquire, any shares of capital stock of the Company or any of its subsidiaries; or (ii) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into, or any rights, warrants, calls, subscriptions or options to acquire, any such shares or convertible securities, other than (1) the issuance of shares of Common Stock upon the exercise of employee stock options outstanding on August 25, 1995 under the Company Stock Plans and (2) issuance by a wholly owned subsidiary of its capital stock to its parent.

     The Company has also agreed that it: (i) will not amend or propose to amend its Certificate of Incorporation or By-laws; (ii) will confer on a regular and frequent basis with Berkshire, report on operational matters and promptly advise Berkshire orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, could have, a material adverse effect on the Company and its subsidiaries taken as a whole; and (iii) will not (1) enter into, adopt, amend in any material respect (except as may be required by law) or terminate any Company Benefit Plan or other employee benefit plan or any agreement, arrangement, plan or policy between the Company and one or more of its directors or officers or (2) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Company, increase in any manner the compensation or fringe benefits of any director, officer or key employee or pay any benefit not required by any plan and arrangement as in effect as of August 25, 1995 (including, without limitation, the granting of stock options or Performance Share awards) or, except as provided for in the Merger Agreement, enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

NO SOLICITATION; FIDUCIARY OUT

     The Company has agreed that it will not authorize or permit any of its executive officers or directors or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its subsidiaries to (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding any Takeover Proposal; provided, however, that, if at any time prior to the Effective Time the Board determines in good faith, after consultation with counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Stockholders, the Company may, in response to an unsolicited Takeover Proposal, and subject to compliance with the Merger Agreement, (x) furnish information with respect to the Company to any person pursuant to a confidentiality agreement and (y) participate in negotiations regarding such Takeover Proposal.

     Except as set forth in this paragraph, the Merger Agreement provides that neither the Board nor any committee thereof will (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Berkshire, the approval or recommendation by such Board of the Merger Agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal or (iii) cause the Company to enter into any agreement with respect to any Takeover Proposal. Notwithstanding the foregoing, in the event that prior to the Effective Time the Board determines in good faith, after consultation with counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Stockholders, the Merger Agreement permits the Board to withdraw or modify its approval or recommendation of the Merger Agreement and the Merger, approve or recommend a Takeover Proposal or cause the Company to enter into an agreement with respect to a Takeover Proposal. While the fact that any Takeover Proposal may be conditioned on Berkshire's agreeing to it may be considered by the Board, such fact will not prevent the Board from taking any action pursuant to the Merger Agreement even if Berkshire has stated or indicated in any way that it will not agree to such Takeover Proposal.

     The Company also agreed in the Merger Agreement to immediately advise Berkshire orally and in writing of any request for information or of any Takeover Proposal, or any inquiry with respect to or which could lead to any Takeover Proposal, and to describe the material terms and conditions of such request, Takeover Proposal or inquiry and the identity of the person making such request, Takeover Proposal or inquiry. The Company also agreed to keep Berkshire fully informed of the status and details (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry.

     Nothing contained in the Merger Agreement prohibits the Company from taking and disclosing to the Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Stockholders if, in the opinion of the Board, after consultation with counsel, failure so to disclose would be inconsistent with its fiduciary duties to the Stockholders; provided, however, that neither the Company nor the Board nor any committee thereof may, except as permitted by the Merger Agreement, withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, a Takeover Proposal.

OTHER AGREEMENTS OF THE COMPANY, BERKSHIRE AND SUB

     In the Merger Agreement, the Company, Berkshire and Sub have agreed to use their best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including cooperating fully with the other party, including by providing information and making all necessary filings under state insurance laws. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of the Merger Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either the Company or Sub, the proper officers and directors of the Company, Berkshire and Sub will take all such necessary action.

     So long as the Merger Agreement has not been terminated, Berkshire has agreed that it will not, as permitted by the Berkshire Proxy Agreement, instruct the Independent Proxy (i) not to vote the Berkshire-Owned Shares on the Merger or (ii) to vote such shares on the Merger in the same proportion as the votes cast by the Independent Stockholders.

     Berkshire and the Company have agreed to cooperate in the preparation, execution and filing of any returns, questionnaires, applications or other documents related to any New York State Tax on Gains Derived from Certain Real Property Transfers and any other similar taxes that become payable by the Company or the Surviving Corporation on transfers of the Company's tangible assets, Berkshire or Surviving Corporation having agreed to pay, without deduction or withholding from any amount payable to the Stockholders, any such taxes.

EMPLOYEE BENEFIT PLANS

     The Merger Agreement provides that the benefit plans of the Company and its subsidiaries in effect at the date of the Merger Agreement (other than the Company Stock Plans) will, to the extent practicable, remain in effect without amendment until the Effective Time. Berkshire has agreed to maintain for a period of three years following the Effective Time, subject to such changes and modifications as may be necessary or desirable to facilitate compliance with applicable statutory and regulatory requirements, benefit plans, other than the Company Stock Plans, that are no less favorable, in the aggregate, to the employees covered by such plans as the benefits plans in effect in accordance with the Merger Agreement at the Effective Time (other than the Company Stock Plans). Berkshire has further agreed to honor without modification for a period of three years after the Effective Time all employee severance plans or policies and employment and severance agreements of the Company or any of its subsidiaries in effect on the date of the Merger Agreement, as such agreements may be in effect as of the Effective Time. Berkshire and the Company have also agreed to use their best efforts to agree on compensation plans for officers and employees of the Company after the Effective Time to provide them incentive compensation that in the aggregate is reasonably comparable (without giving effect to the payments to them resulting from the Merger) to that historically provided by the Company Stock Plans, except that Berkshire will not be required to issue any shares of its equity securities in connection with such compensation plans.

     Berkshire and the Company have agreed that the ESOP will be terminated in connection with the Merger. The Company has agreed that all outstanding borrowings by the ESOP will be paid in full from the unallocated assets of the ESOP, any remaining unallocated assets of the ESOP will be allocated among the ESOP participants and the interests of all ESOP participants will be vested and paid out. The Merger Agreement also provides that Performance Share awards outstanding under the Company's Performance Share Plan for Key Executives of the Company and its subsidiaries will remain in effect in accordance with the terms thereof, except that any payments after the Effective Time will be made on the basis of $70 per share and no Common Stock shall be issued under such Performance Share Plan after the Effective Time.

STOCK OPTIONS

     At the Effective Time, each holder of a then outstanding option to purchase shares of Common Stock under the 1992 and 1985 Plans, will, in settlement thereof, receive, except under certain circumstances relating to Section 16 of the Exchange Act, from the Company for each share of Common Stock subject to such option an amount (subject to any applicable withholding tax) in cash equal to the excess of $70 per share over the per share exercise price of such option. Upon such holder's receipt of such amount, such option will be cancelled. Such surrender of an option to the Company will be deemed a release of any and all rights the holder thereof had or may have had in respect thereof.

INDEMNIFICATION AND INSURANCE

     The Merger Agreement provides that from and after the Effective Time, Berkshire and the Surviving Corporation will indemnify, defend and hold harmless the Company, each person who is at the date of the Merger Agreement, or had been at any time prior to such date or who becomes such prior to the Effective Time, a director, officer or employee of the Company (individually, an 'Indemnified Party' and collectively, the 'Indemnified Parties'), against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities, judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval may not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based on or arising out of (i) the fact that such Indemnified Party is or was a director, officer or employee of the Company or its subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after, the Effective Time or (ii) the Merger Agreement or the transactions contemplated thereby. In the case of the Surviving Corporation, such indemnification will only be to the fullest extent a corporation is permitted under the DGCL to indemnify its own directors, officers and employees. In the case of Berkshire, such indemnification will not be limited by the DGCL but will not be applicable to any claims arising out of the Indemnified Parties
(i) gaining in fact any personal profit or advantage to which they were not legally entitled or (ii) committing in fact any criminal or deliberate fraudulent act.

CONDITIONS TO THE MERGER

     All Parties. Pursuant to the Merger Agreement, the respective obligation of each party to effect the Merger are subject to the satisfaction of the following conditions prior to the Closing Date: (i) approval and adoption of the Merger Agreement by the holders of at least 80% of the Company's outstanding shares of Common Stock, including the affirmative vote of Independent Stockholders holding a majority of the outstanding shares of Common Stock not owned by Berkshire and its subsidiaries; (ii) all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods proposed by, any governmental entity the failure to obtain which would have a material adverse effect on Berkshire and its subsidiaries or the Surviving Corporation and its subsidiaries, in each case taken as a whole, having been filed, occurred or been obtained; and (iii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger being in effect.

     Berkshire and Sub. Pursuant to the Merger Agreement, the obligations of Berkshire and Sub to effect the Merger are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of the Company set forth in the Merger Agreement being true and correct in all material respects as of August 25, 1995, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date and the Company having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date and
(ii) Berkshire and Sub having received, on and as of the Closing Date, an opinion of Cravath, counsel to the Company, in usual and customary form reasonably acceptable to Berkshire and Sub.

     The Company. Pursuant to the Merger Agreement, the obligation of the Company to effect the Merger is subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of Berkshire and Sub set forth in the Merger Agreement being true and correct in all material respects as of August 25, 1995, and (except to the extent such representations speak as of an earlier date) as of the Closing Date and Berkshire and Sub having performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Closing Date; and (ii) the Company having received, on and as of the Closing Date, an opinion of Munger, Tolles & Olson, counsel to Berkshire and Sub, in usual and customary form reasonably acceptable to the Company.

TERMINATION

     The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the Merger Agreement by the Stockholders, by mutual consent of Berkshire and the Company, or by either party if: (i) there has been a material breach on the part of the other party of any representation, warranty, covenant or agreement set forth in the Merger Agreement, which breach has not been cured within two business days following receipt by the breaching party of notice of such breach; (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and non-appealable; (iii) the Board withdraws or modifies its approval or recommendation of the Merger Agreement and the Merger, approves or recommends a Takeover Proposal or causes the Company to enter into an agreement with respect to a Takeover Proposal, all in accordance with the provisions of the Merger Agreement; (iv) the Merger has not been consummated on or before March 31, 1996; or (v) the Merger Agreement is not approved and adopted by the Stockholders at the Special Meeting.

EXPENSES

     The Merger Agreement provides that whether or not the Merger is consummated all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

AMENDMENT; WAIVER

     The Merger Agreement provides that it may be amended by written instrument signed on behalf of each of the Company, Berkshire and Sub pursuant to action taken or authorized by their respective boards of directors at any time before or after Stockholder approval of the Merger Agreement, but after any such approval, no amendment will be made which by law requires further approval by the Stockholders without obtaining such further approval in accordance with the Merger Agreement. The Merger Agreement further provides that, at any time prior to the Effective Time, the parties to the Merger Agreement, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties thereto, (ii) waive any inaccuracies in the representations and warranties of any other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (iii) waive compliance with any of the conditions or agreements contained in the Merger Agreement.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of November 16, 1995 (unless otherwise indicated), information concerning beneficial ownership of the Common Stock by any person known to the Company to be the beneficial owner of more than 5% of such stock, by each director, by each of the two individuals who serve as Chief Executive Officer of the Company, by each of the four other most highly compensated executive officers of the Company, individually, and by directors and executive officers of the Company as a group. Individuals have sole voting and investment power over such stock unless otherwise indicated in the footnotes.


                                                                                                COMMON STOCK
                                                                                        ----------------------------
                                                                                        NUMBER OF SHARES
                                                                                          BENEFICIALLY      PERCENT
                                     NAME/GROUP                                              OWNED          OF CLASS
-------------------------------------------------------------------------------------   ----------------    --------

Berkshire(1) ........................................................................      34,250,000         50.72%
  1440 Kiewit Plaza
  Omaha, NE 68131
The Riggs National Bank of Washington, DC ('Riggs')(2) ..............................       6,538,959          9.68
  800 17th Street, N.W.
  Washington, DC 20006
Tukman Capital Management, Inc.(3) ..................................................       4,096,031          6.07
  60 East Sir Francis Drake Blvd., Suite 204
  Larkspur, CA 94939
John H. Bretherick, Jr...............................................................           2,500         (4)
Norma E. Brown(5)....................................................................             500         (4)
Samuel C. Butler(6)..................................................................          55,000         (4)
James E. Cheek.......................................................................             500         (4)
A. James Clark.......................................................................           5,000         (4)
Delano E. Lewis(5)...................................................................           1,500         (4)
Olza M. Nicely(5)(6)(7)(8)(9)........................................................         278,891         (4)
Coleman Raphael(5)...................................................................           2,200         (4)
William J. Ruane.....................................................................          25,000         (4)
Louis A. Simpson(6)(7)(8)(9).........................................................         876,970          1.30
W. Alvon Sparks, Jr.(5)(7)(8)(10)....................................................          51,490         (4)
James M. Hitt(7)(8)(10)..............................................................          48,960         (4)
Simone J. Pace(7)(8)(10).............................................................           5,722         (4)
Richard C. Van Essendelft(5)(7)(8)(10)...............................................          43,952         (4)
Directors and Executive Officers as a Group (22 persons)(5)(6)(7)(8).................       1,543,871          2.29


------------

 (1) The ownership of these shares is through several subsidiaries of Berkshire. Mr. Buffett, his wife and a trust of which Mr. Buffett is a trustee, but in which he has no economic interest, own approximately 43.2% of the outstanding shares of Berkshire and Mr. Buffett may be deemed to be in control of Berkshire under the Federal securities laws. Mr. Buffett, Berkshire and the subsidiaries of Berkshire that own shares of Common Stock may be considered to share investment power with respect to the shares of Common Stock owned by such subsidiaries. Pursuant to the terms of the Berkshire Proxy Agreement described in 'SPECIAL FACTORS -- Background of the Transaction', Berkshire has granted a proxy to the Independent Proxy to vote such shares according to the Independent Proxy's best judgment as to the best interests of Berkshire as an investor.


 (2) According to the most recent information available to the Company, Riggs was the beneficial owner of 6,538,959 shares of Common Stock on November 16, 1995. This number includes shares as to which Riggs has or shares voting and investment power as follows: sole voting power, 1,673,697 shares; shared voting power, 127,500 shares; sole investment power, 6,401,859 shares; and shared investment power, 137,100 shares. Riggs has advised the Company that these shares include


                                              (footnotes continued on next page)

(footnotes continued from previous page)

     1,662,022 shares held by it as trustee under the Company's Revised Profit Sharing Plan ('Profit Sharing Plan') and 4,728,662 shares held by it as trustee under the ESOP. Riggs has the authority to vote shares of Common Stock held by it as Trustee of the Profit Sharing Plan but has pursuant to the terms of the Profit Sharing Plan passed ownership rights with respect to such shares held in participants' Funds C and G accounts to such participants so that Riggs as Trustee may be instructed how to respond and vote upon the proposal to approve and adopt the Merger Agreement. The
     Administrative Committees of the ESOP and Profit Sharing Plan will, pursuant to the instructions received from the participants, direct Riggs to vote whole shares or share equivalents allocated to participants' accounts. Fractional shares from all participants' accounts may be combined and voted by Riggs upon direction of the Committees on each issue in the same ratio as the Committees were directed to vote with respect to the whole shares or share equivalents of participants. Riggs will not vote any shares for which the Committees have not received instructions from the participants, but the ESOP Committee may direct Riggs to vote any unallocated shares held in the trust fund. Riggs has advised the Company that the remaining 148,275 shares held by it as of November 16, 1995, were held by it in a variety of fiduciary capacities.


 (3) According to the most recent information available to the Company (which is as of March 20, 1995), Tukman Capital Management, Inc. ('TCM'), a registered investment advisor, was the beneficial owner of 4,096,031 shares of Common Stock. Mr. Melvin T. Tukman is President and majority shareholder of TCM. Mr. Tukman and TCM share the power to vote 1,264,000 shares, have no power to vote 2,832,031 shares and have shared investment power over 4,096,031 shares. Neither Mr. Tukman nor TCM has sole voting or investment power over any shares.

 (4) Represents less than 1% of the outstanding shares of Common Stock on November 16, 1995.


 (5) Includes the following shares of Common Stock as to which the respective persons share voting power and/or investment power: General Brown, 500 shares; Mr. Lewis, 1,500 shares; Mr. Nicely, 53,230 shares; Mr. Raphael, 2,200 shares; Mr. Sparks, 12,525 shares; Mr. Van Essendelft, 14,734 shares; and directors and executive officers as a group, 99,360 shares.


 (6) Includes the following shares of Common Stock as to which the respective persons disclaim any beneficial ownership: Mr. Butler, 15,000 shares owned by his wife; Mr. Nicely, 14,603 shares owned by his wife; Mr. Simpson, 11,685 shares owned by his wife and grandchildren; and directors and executive officers as a group, 41,288 shares owned by their spouses or in fiduciary capacities.

 (7) Of the shares beneficially owned, 186,775 of Mr. Nicely's shares, 520,000 of Mr. Simpson's shares, 27,000 of Mr. Sparks' shares, 18,500 of Mr. Hitt's shares, 5,000 of Mr. Pace's shares, 21,000 of Mr. Van Essendelft's shares, and 855,775 of the shares of directors and executive officers as a group represent shares of Common Stock which those persons have a right to acquire through the exercise of stock options within 60 days.


 (8) Of the shares beneficially owned, 24,283 of Mr. Nicely's shares, 22,530 of Mr. Simpson's shares, 11,965 of Mr. Sparks' shares, 9,128 of Mr. Hitt's shares, 622 of Mr. Pace's shares, 8,218 of Mr. Van Essendelft's shares, and 119,664 of the shares of directors and executive officers as a group represent one or both of the following: (i) shares of Common Stock allocated to their participants' accounts under the ESOP, which provides participants voting power and (ii) shares of Common Stock purchased with contributions to their participants' accounts in the Profit Sharing Plan, which in the context of a proposed merger provides participants with both investment and voting power.


 (9) A director and has served as Chief Executive Officer since May 19, 1993.

(10) One of the four most highly compensated executive officers, other than individuals who serve as the Chief Executive Officer.

                             STOCKHOLDER LITIGATION

     Three putative class action complaints have been filed in the Court of Chancery of the State of Delaware, New Castle County, by persons claiming to represent the Stockholders. The complaints name each of the Company's directors, the Company and Berkshire as defendants. Two of the complaints were filed on August 25, 1995 (Doniger v. Nicely, Civil Action No. 14502, and Schulman v. Butler, Civil Action No. 14503); the third complaint was filed on August 28, 1995 (Vasquez v. Butler, Civil Action No. 14507). The complaints allege, among other things, (i) that the Board's action in approving the Merger Agreement constituted a breach of fiduciary duties by the Company's directors; (ii) that the transaction is designed and intended to eliminate Independent Stockholders from continued equity participation in the Company at an inadequate price; and
(iii) that the Board has denied material information to the Independent Stockholders that the Independent Stockholders need to determine whether or not the price offered in the transaction is fair.

     Among other things, the complaints seek (i) preliminarily and permanently to enjoin the Merger; (ii) to rescind the Merger should it be consummated, or award rescissionary damages; and/or (iii) to recover unspecified damages and costs from the Company's directors for their alleged breach of their fiduciary duties. The Company and Berkshire believe the complaints are without merit and intend vigorously to defend the actions.

                     MARKET PRICE AND DIVIDEND INFORMATION

     The Common Stock is listed on the NYSE and the PSE under the symbol 'GEC'. The following table sets forth, for the fiscal quarters indicated, the high and low sales price per share of the Common Stock on the NYSE Composite Tape and the quarterly cash dividends paid by the Company on such shares.


                                                                                                    CASH
                                                                              HIGH       LOW      DIVIDEND
                                                                              -----     -----     --------
1992*
First Quarter.............................................................    $ 46 8/10 $ 39 6/10   $.15
Second Quarter............................................................      46 8/10   43 5/8     .15
Third Quarter.............................................................      65        47 1/4     .15
Fourth Quarter............................................................      66        53 1/2     .15

1993
First Quarter.............................................................      67 5/8    59 1/4     .17
Second Quarter............................................................      61 1/8    47 3/8     .17
Third Quarter.............................................................      58 7/8    49 3/4     .17
Fourth Quarter............................................................      56        50 3/4     .17

1994
First Quarter.............................................................      57 1/2    51 1/8     .25
Second Quarter............................................................      57 5/8    49 5/8     .25
Third Quarter.............................................................      51 1/2    47 5/8     .25
Fourth Quarter............................................................      51 1/4    49         .25

1995
First Quarter.............................................................      51 1/8    47 5/8     .27
Second Quarter............................................................      59 3/8    49 1/2     .27
Third Quarter.............................................................      68 7/8    54 1/2     .27
Fourth Quarter (to November 17, 1995).....................................      69 3/8    68 1/4     .27**


------------

* Prices for the first and second quarters of 1992 have been adjusted to give effect to a 5-for-1 split of the Common Stock that was effective in May 1992.


** Payable on December 27, 1995, to Stockholders of record on December 4, 1995.


                            ------------------------
     On August 24, 1995, the last trading day before the public announcement of the execution of the Merger Agreement, the reported closing sale price per share of the Common Stock on the NYSE

Composite Tape was $55 3/4. On November 17, 1995, the last full trading day prior to the date of this Proxy Statement, the reported closing sale price per share of the Common Stock on the NYSE Composite Tape was $69 1/4. Stockholders are urged to obtain a current price quotation for the Common Stock.


     The Company's ability to pay dividends depends in part upon the ability of the Company's insurance company subsidiaries to pay dividends to the Company. Dividend payments by an insurance company are subject to statutory limitations and in certain cases to the approval of insurance regulatory authorities. Generally, annual dividends in excess of maximum amounts prescribed by the state statutes may not be paid without the approval of the insurance commissioner of the insurance company's state of domicile.

     The restrictions described in the preceding paragraph have not impaired the Company's ability to pay its regular quarterly cash dividends for more than the past five years.

                    CERTAIN TRANSACTIONS IN THE COMMON STOCK

     In 1993, the Company repurchased 453,854 shares of Common Stock at prices ranging from $50.125 to $65.75. The average purchase price for each quarterly period during such year was as follows: First Quarter, $64.98; Second Quarter, $58.71; Third Quarter, $53.92; and Fourth Quarter, $52.33. In 1994, the Company repurchased 2,745,934 shares of Common Stock at prices ranging from $48.05 to $57.60. The average purchase price for each quarterly period during such year was as follows: First Quarter, $53.11; Second Quarter, $52.31; Third Quarter, $48.79; and Fourth Quarter, $49.96. In 1995 (through August 17, 1995), the Company has repurchased 1,203,002 shares of Common Stock at prices ranging from $48.80 to $57.4375. The average purchase price for each quarterly period during such year was as follows: First Quarter, $49.03; Second Quarter, $52.33; and Third Quarter, $55.72. The prices quoted above include commissions paid by the Company.

     The Company effected the following repurchases of Common Stock during the 60 days preceding the initial filing of this Proxy Statement with the SEC:

                          NO. SHARES
      TRADE DATE          REPURCHASED    PRICE PER SHARE     WHEN AND HOW TRANSACTIONS WERE EFFECTED
-----------------------   -----------    ----------------  --------------------------------------------

August 11, 1995........         182      $56.375 net per   Through private transaction; settled at  the
                                         share             Company's  Office of the Treasurer on August
                                                           14, 1995 for cash payment.
August 16, 1995........      24,077      $56.625 net per   Through private transaction; settled through
                                         share             the Depository Trust  Company on August  21,
                                                           1995 for cash payment at Riggs.
August 17, 1995........      26,900      $55.875 plus      Through    Cantor   Fitzgerald   Securities;
                                         5[c] commission   settled through the Depository Trust Company
                                         per share         on August  22,  1995  for  cash  payment  at
                                                           Riggs.

     Robert M. Miller, a Vice President of GEICO, exercised Company Options on August 11, 1995 for 1,000 shares of Common Stock at a price of $29.30 per share and sold 1,121 shares of Common Stock on August 11, 1995 at a price of $56.25 per share.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     Set forth below is certain historical consolidated financial information of the Company. The selected financial information for, and as of the end of, each of the years in the five year period ended December 31, 1994 is derived from, and should be read in conjunction with, the historical consolidated financial statements of the Company and its subsidiaries, which consolidated financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants. The selected financial information for, and as of the end of, the nine month periods ended September 30, 1995 and 1994 is derived from, and should be read in conjunction with, the Company's unaudited financial statements contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1995 and 1994. More comprehensive financial information is included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 1995 and 1994 and the financial information that follows is qualified by reference to such reports and the financial statements and related notes incorporated by reference herein.


                                      AT OR FOR THE NINE
                                            MONTHS                        AT OR FOR THE YEAR ENDED DECEMBER 31,
                                      ENDED SEPTEMBER 30,     --------------------------------------------------------------
                                    -----------------------                                                          1990
                                       1995         1994         1994         1993         1992         1991          --
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA AND RATIOS)
Income Statement Data:
     Premiums.....................  $2,057,919   $1,822,393   $2,476,276   $2,283,488   $2,084,502   $1,888,368   $1,692,518
     Net investment income........     168,152      148,066      201,790      201,851      201,526      191,226      177,087
     Realized gains...............       4,294       12,338       12,898      120,584       98,535       29,331       19,587
     Net income...................     178,694      151,172      207,764      273,678      172,773      196,380      208,441
     Net income per share.........        2.64         2.15         2.97         3.83         2.39         2.70         2.73
     Ratio of earnings to fixed
       charges....................        8.55         8.63         8.66        15.41         7.44         7.45         6.95

Balance Sheet Data:
     Assets.......................  $5,594,417   $5,013,047   $4,998,105   $4,831,440   $4,525,091   $4,242,193   $3,719,019
     Shareholders' Equity.........   1,738,865    1,470,606    1,445,941    1,534,579    1,292,511    1,184,261      970,008
     Book value per share.........       25.75        21.40        21.17        21.66        18.16        16.67        13.06


                  CERTAIN EFFECTS OF THE MERGER; OPERATIONS OF
                          THE COMPANY AFTER THE MERGER

     If the proposed Merger is consummated, the Independent Stockholders will no longer have an equity interest in the Company and, therefore, will not share in its future earnings and growth. Instead, each Independent Stockholder will have the right to receive $70 per share in cash.

     The Company will as a result of the Merger, become an indirect wholly owned subsidiary of Berkshire. The Common Stock will be delisted from the NYSE, the registration of Common Stock under the Exchange Act will terminate and the Company will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act and its officers, directors and beneficial owners of more than 10% of the Common Stock will be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Exchange Act. Accordingly, less information will be required to be made publicly available than presently is the case. Certain information about the Company will continue to be available through the public reports of Berkshire.

     Immediately after the Merger, all of the then outstanding Common Stock will be beneficially owned by Berkshire. Accordingly, Berkshire's indirect interest in the assets and liabilities of the Company, including the net book value and net earnings of the Company, will increase, upon effectiveness of the Merger, from 50.72% to 100%. The directors of Sub immediately prior to the Effective Time (who will be designees of Berkshire) will be the directors of the Company from and after the Effective Time (until their successors are duly elected or appointed and qualified).

     Except as otherwise described in this Proxy Statement, Berkshire expects that the Company will be operated after the Merger in a manner substantially the same as its current operations.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand L.L.P. serves as the Company's independent certified public accountants. A representative of Coopers & Lybrand L.L.P. will be at the Special Meeting to answer questions by Stockholders and will have the opportunity to make a statement, if so desired.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 1996 annual meeting (which will only be held if the Merger has not been consummated prior thereto), pursuant to Rule 14a-8(a)(3)(i) promulgated by the SEC, must be received by the Company at its principal office, One GEICO Plaza, Washington, DC 20076-0001, attention of the Secretary, on or before December 18, 1995. In addition, the Company's By-laws provide that any Stockholder wishing to present a nomination for election of a director or wishing to bring a proposal or other business before the annual meeting of Stockholders for a vote must give written notice to the Company at least 90 days in advance of the meeting and the notice must meet certain other requirements. Any Stockholder interested in making such a nomination or proposal should request a copy of the By-law provisions from the Secretary of the Company.

                                                                      APPENDIX A

     AGREEMENT AND PLAN OF MERGER dated as of August 25, 1995, by and among BERKSHIRE HATHAWAY INC., a Delaware corporation ('Parent'), HPKF INC., a Delaware corporation and an indirect subsidiary of Parent ('Sub'), and GEICO CORPORATION, a Delaware corporation (the 'Company').

     WHEREAS the Board of Directors of each of Parent, Sub and the Company deem it advisable and in the best interests of their respective stockholders to consummate, and have approved, the transaction provided for herein in which Sub would merge with and into the Company and the Company would become an indirect subsidiary of Parent;

     WHEREAS the Board of Directors of the Company has (i) determined that the consideration to be paid to the Independent Stockholders (as defined below) of the Company for each share of Common Stock of the Company in the Merger (as defined below) held by them is fair to and in the best interests of such Independent Stockholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved, subject to Section 5.02(b), to recommend to such stockholders their approval of the Merger and this Agreement;

     WHEREAS the parties hereto intend and acknowledge that, assuming the Merger takes place as contemplated hereunder, (i) the Merger will be treated for Federal income tax purposes as a taxable stock acquisition, and (ii) immediately after the Merger, the aggregate tax basis of the Company Common Stock (as defined below) owned by Parent and its Subsidiaries (as defined below) will be equal to the sum of (A) the aggregate tax basis of the Company Common Stock owned by Parent and its Subsidiaries immediately before the Merger, (B) the aggregate Merger Consideration (as defined below) paid in the Merger pursuant to
Section 2.01(c), (C) the aggregate amount paid to Dissenting Stockholders (as defined below), if any, in respect of such Dissenting Stockholders' Company Common Stock pursuant to Section 2.01(d), and (D) any other amounts paid or costs incurred by Parent and its Subsidiaries that are properly capitalized into the tax basis of the Company Common Stock owned by Parent and its Subsidiaries immediately after the Merger;

     WHEREAS the Board of Directors of each of Parent and Sub have each approved the merger (the 'Merger') of Sub into the Company in accordance with the General Corporation Law of the State of Delaware (the 'DGCL') upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

     SECTION 1.01. Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger (the 'Certificate of Merger') shall be duly prepared, executed and acknowledged by the Company and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL, as soon as practicable on or after the Closing Date (as defined in Section 1.02). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such time thereafter as is agreed to between Parent and the Company and provided in the Certificate of Merger (the 'Effective Time').

     SECTION 1.02. Closing. The closing of the Merger (the 'Closing') will take place at 9:00 a.m., Washington, D.C. time, on a date to be specified by the parties, which shall be the later of (i) January 2, 1996, and (ii) the second business day after satisfaction of the latest to occur of the conditions set forth in Section 7.01 (provided that the other closing conditions set forth in Article VII have been met or waived as provided in Article VII at or prior to the Closing) (the 'Closing Date'), at the offices of the Company, unless another date or place is agreed to in writing by the parties hereto.

     SECTION 1.03. Effect of the Merger. At the Effective Time Sub shall be merged with and into the Company which shall continue as the surviving corporation (the Company is sometimes referred to herein as the 'Surviving Corporation').

     SECTION 1.04. Certificate of Incorporation and By-laws. (a) The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     (b) The by-laws of the Company as in effect at the Effective Time shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     SECTION 1.05. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 1.06. Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

     SECTION 2.01. Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, par value $1 per share, of the Company (the 'Company Common Stock') or capital stock of Sub:

          (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become that number of shares of fully paid and nonassessable shares of Company Common Stock equivalent to the quotient obtained by dividing (i) the difference between
     (A) the total number of outstanding shares of Company Common Stock immediately prior to the Effective Time and (B) the total number of shares of Company Common Stock owned by Parent and its Subsidiaries immediately prior to the Effective Time by (ii) 10,000.

          (b) Cancellation of Treasury Stock; Parent-Owned Stock to Remain Outstanding. All shares of Company Common Stock that are owned by the Company as treasury stock shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor. All shares of Company Common Stock owned by Parent or any Subsidiary of Parent shall remain outstanding without change. As used in this Agreement, the word 'Subsidiary' means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

          (c) Conversion of Company Common Stock. Subject to Section 2.01(d), each share of Company Common Stock issued and outstanding (other than shares to be canceled or to remain outstanding in accordance with Section 2.01(b)) shall be converted into the right to receive $70.00 in cash without interest (the 'Merger Consideration'). As of the Effective Time, all such shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration without interest. At the Effective Time, each holder of a then outstanding option to purchase shares of Company Common Stock under the Company Stock Plans (as defined below) shall, in settlement thereof, receive from the Company for each share of Company Common Stock subject to such option an amount (subject to any applicable withholding tax) in cash equal to the excess of the Merger Consideration over the per share exercise price of such option (such amount being hereinafter referred to as the 'Option Consideration'); provided, however, that with respect to any person subject to Section 16(a) of the Exchange Act, any such amount shall be paid as soon as practicable after the first date payment can be made without liability to such person under Section 16(b) of the Exchange Act. Upon receipt of the Option Consideration, the option shall be cancelled. The surrender of an option shall be deemed a release of any and all rights the holder had or may have had in respect of such option.

          (d) Shares of Dissenting Stockholders. Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of Company Common Stock held by a person (a 'Dissenting Stockholder') who duly demands appraisal of his shares of Company Common Stock pursuant to the DGCL and complies with all the provisions of the DGCL concerning the right of holders of Company Common Stock to demand appraisal of their shares in connection with the Merger ('Dissenting Shares') shall not be converted as described in Section 2.01(c) but shall become the right to receive such cash consideration as may be determined to be due to such Dissenting
     Stockholder as provided in the DGCL. If, however, such Dissenting Stockholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the DGCL, his shares shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration without interest. The Company shall give Parent (i) prompt notice of any demands for appraisal of shares received by the Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

          (e) Withholding Tax. The right of any stockholder to receive the Merger Consideration shall be subject to and reduced by the amount of any required tax withholding obligation.

     SECTION 2.02. Exchange of Certificates. (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company to act as paying agent in the Merger (the 'Paying Agent'), and, from time to time on and after the Effective Time, Parent shall make available, or cause its Subsidiaries (other than the Surviving Corporation) to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger
Consideration pursuant to Section 2.01(c), and any payments to Dissenting Stockholders pursuant to Section 2.01(d), it being understood that any and all interest earned on funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent or the Subsidiary providing such funds, as applicable.

     (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record (other than Parent or any of its Subsidiaries) of a certificate or certificates which immediately prior to the Effective Time represented shares of Company Common Stock (the 'Certificates') (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancelation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares theretofore represented by such Certificate shall have been converted pursuant to Section 2.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the shares theretofore represented by such Certificate shall have been converted pursuant to Section 2.01. No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.

     (c) No Further Ownership Rights in Company Common Stock. All cash paid upon the surrender of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time, except for shares owned by Parent or its Subsidiaries. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

     (d) No Liability. None of Parent, Sub, the Company or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub as follows:

     SECTION 3.01. Organization. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority and governmental approvals would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. As used in this Agreement, any reference to any event, change or effect being material or having a material adverse effect on or with respect to an entity (or group of entities taken as a whole) means such event, change or effect is materially adverse to the consolidated condition (financial or otherwise), properties, assets (including intangible assets), liabilities (including contingent liabilities), businesses or results of operations of such entity (or, if with respect thereto, of such group of entities taken as a whole). The Company and each of its Subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.02. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 150,000,000 shares of Company Common Stock of which, as of June 30, 1995, 67,835,260 shares were issued and outstanding and 3,801,249 shares were held in treasury, (ii) 10,000,000 shares of Cumulative Senior Preferred Stock, par value $1 per share, no shares of which are issued and outstanding and (iii) 15,000,000 shares of Cumulative Junior Preferred Stock, par value $1 per share, no shares of which are issued and outstanding. As of the date hereof, 1,958,002 shares of Company Common Stock are reserved for issuance upon exercise of outstanding options pursuant to the Company's 1985 and 1992 Stock Option Plans and payment of outstanding awards under its Performance Share Plan (the 'Company Stock Plans'). All the outstanding shares of Company Common Stock are, and all shares which may be issued pursuant to Company Stock Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereto. As of the date hereof, no bonds, debentures, notes or other indebtedness convertible into securities having the right to vote ('Convertible Debt') of the Company are issued or outstanding. Except as set forth above, as of the date hereof, there are no existing options, warrants, calls, subscriptions or other rights or other agreements or commitments of any character relating to the issued or unissued capital stock or Convertible Debt of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Convertible Debt of, or other equity interests in, the Company or of any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment. As of the date hereof, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries.

     SECTION 3.03. Authority. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the holders of 80% of the outstanding shares of Company Common Stock which shall include, pursuant to the terms of this Agreement, the holders of a majority of the outstanding shares of Company Common Stock not owned by Parent and its Subsidiaries (the 'Independent Stockholders')). The execution, delivery and performance of this Agreement and the consummation of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than as aforesaid). This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of Parent and Sub, as the case may be, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     SECTION 3.04. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the 'HSR Act'), state insurance laws and the DGCL, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the charter or by-laws of the Company or of any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency (a 'Governmental Entity') (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a material adverse effect on the Company and its Subsidiaries taken as a whole), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their properties or assets, except in the case of (iii) or (iv) for violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.05. SEC Reports and Financial Statements. Each of the Company and its Subsidiaries has filed with the Securities and Exchange Commission (the 'SEC') and has heretofore made available to Parent true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1994, under the Exchange Act or the Securities Act of 1933, as amended (the 'Securities Act') (as such documents have been amended since the time of their filing, collectively, the 'Company SEC Documents'). The Company SEC Documents, including without limitation any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The financial statements of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

     SECTION 3.06. Absence of Certain Changes. Except as disclosed in the Company SEC Documents filed with the SEC prior to the date hereof, since December 31, 1994, there have been no events, changes or effects having, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.07. No Undisclosed Liabilities. Except as and to the extent set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1994, as of December 31, 1994, neither the Company nor any of its Subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (including the notes thereto). Since December 31, 1994, neither the Company nor any of its Subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which would have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.08. Benefit Plans. (a) With respect to each employee benefit plan (including, without limitation, any 'employee benefit plan', as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ('ERISA')), and any material bonus, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, severance, death benefit, insurance or other plan, arrangement or understanding (whether or not legally binding), in each case maintained or contributed to for the benefit of employees of the Company or any of its Subsidiaries (all the foregoing being herein called the 'Company Benefit Plans'), individually and in the aggregate, no event has occurred, and to the knowledge of the Company or any of its Subsidiaries, there exists no condition or set of circumstances, in connection with which the Company or any of its Subsidiaries could be subject to any liability that is reasonably likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole (except liability for benefits claims and funding obligations payable in the ordinary course), under ERISA, the Internal Revenue Code of 1986, as amended (the 'Code') or any other applicable law.

     (b) With respect to the Company Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, established in accordance with generally accepted accounting principles, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of the Company or any of its Subsidiaries, which obligations are reasonably likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     SECTION 3.09. Other Benefit Plans. Neither the Company nor any of its Subsidiaries is a party to any oral or written (i) consulting agreement not terminable on 60 days' or less notice involving the payment of more than $200,000 per annum or union or collective bargaining agreement which covers more than 1,000 employees, (ii) agreement with any executive officer or other key employee of the Company or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement or agreement with respect to any executive officer of the Company providing any term of employment or compensation guarantee extending for a period longer than one year and for the payment of in excess of $200,000 per annum, or (iii) agreement or plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, provided that (A) the employee stock options outstanding on the date hereof under the 1992 Company Stock Plan will, as provided in such Plan, be accelerated as to vesting, (B) pursuant to the terms of the Pension Plan for Retired Non-Employee Directors, participants who have not attained age 65 shall be deemed to be age 65 and all participants shall be entitled to a lump sum payment of the benefits thereunder and (C) all deferred bonus awards under the Equity Cash Bonus Plan will, as provided in such Plan, be vested and paid out in full.

     SECTION 3.10. Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the best knowledge of the Company, threatened against, the Company or any of its Subsidiaries before

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
any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole or a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, neither the Company nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have a material adverse effect on the Company and its Subsidiaries taken as a whole or a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

     SECTION   3.11.  Compliance  with  Applicable  Law.  The  Company  and  its
Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the 'Company Permits'), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure so to comply would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, to the best knowledge of the Company, the businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations which individually or in the aggregate do not, and, insofar as reasonably can be foreseen, in the future will not, have a material adverse effect on the Company and its Subsidiaries taken as a whole. No investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the best knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, in the future will not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.12. Opinion of Financial Advisor. The Company has received the opinion of Morgan Stanley & Co. Incorporated, dated the date hereof, to the effect that, as of such date, the consideration to be received in the Merger by the Independent Stockholders is fair to such Stockholders from a financial point of view, a copy of which opinion has been delivered to Parent.

     SECTION 3.13. Vote Required. The affirmative vote of the holders of 80% of the outstanding shares of Company Common Stock, including Independent Stockholders holding a majority of the outstanding shares of Company Common Stock not owned by Parent and its Subsidiaries, is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub represent and warrant to the Company as follows:

     SECTION 4.01. Organization. Each of Parent and Sub and Parent's Subsidiaries which own shares of Company Common Stock is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted except where the failure to be so organized, existing and in good standing or to have such power, authority, and governmental approvals would not have a material adverse effect on Parent and its Subsidiaries taken as a whole. Parent and each of its Subsidiaries which owns shares of Company Common Stock is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not in the aggregate have a material adverse effect on Parent and its Subsidiaries taken as a whole.

     SECTION  4.02. Authority. Parent and Sub have requisite corporate power and
authority  to  execute  and  deliver  this  Agreement  and  to  consummate   the
transactions contemplated hereby. The execution,

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
delivery and performance of this Agreement and the consummation of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent, and no other corporate proceedings on the part of Parent and Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by Parent and Sub, as the case may be, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of each of Parent and Sub, as the case may be, enforceable against Parent and Sub in accordance with its respective terms.

     SECTION 4.03. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, state insurance laws and the DGCL, neither the execution, delivery or performance of this Agreement by Parent and Sub nor the consummation by Parent and Sub of the transactions contemplated hereby nor compliance by Parent and Sub with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the respective certificate of incorporation or by-laws of Parent and Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a material adverse effect on Parent and its Subsidiaries taken as a whole),
(iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancelation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets, except in the case of (iii) and (iv) for violations, breach or defaults which would not, individually or in the aggregate, have a material adverse effect on Parent and its Subsidiaries taken as a whole.

     SECTION 4.04. Information in Proxy Statement. None of the information supplied by Parent or Sub in writing specifically for inclusion or incorporation by reference in the Company's Proxy Statement for the special meeting of its stockholders to be called to consider the Merger (the 'Proxy Statement') will, at the date mailed to stockholders and at the time of the meeting of the Company's stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     SECTION 4.05. Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

                                   ARTICLE V
                                   COVENANTS

     SECTION 5.01. Covenants of the Company. During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees as to itself and its Subsidiaries that (except as expressly contemplated or permitted by this Agreement, or to the extent that Parent shall otherwise consent in writing):

          (a) Ordinary Course. The Company and its Subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing business shall not be impaired in any material respect at the Effective Time.

          (b) Dividends; Changes in Stock. The Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except that it may continue the declaration and payment of regular quarterly cash dividends in an amount not in excess of $0.27 per share, with usual record and payment dates for such dividends in accordance with the Company's past dividend practice, and except for dividends by any Subsidiary to the Company or to another Subsidiary, (ii) split, combine or reclassify its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) repurchase, redeem or otherwise acquire, or permit any Subsidiary to repurchase, redeem or otherwise acquire, any shares of capital stock of the Company or any of its Subsidiaries.

          (c) Issuance of Securities. The Company shall not, nor shall it permit any of its Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into, or any rights, warrants, calls, subscriptions or options to acquire, any such shares or convertible securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of employee stock options outstanding on the date hereof under the Company Stock Plans and (ii) issuance by a wholly owned Subsidiary of its capital stock to its parent.

          (d) Governing Documents. The Company shall not amend or propose to amend its Certificate of Incorporation or By-laws.

          (e) Advice of Changes; Filings. The Company shall confer on a regular and frequent basis with Parent, report on operational matters and promptly advise Parent orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, could have, a material adverse effect on the Company and its Subsidiaries taken as a whole. The Company and Parent shall promptly provide the other copies of all filings made by such party with any Federal, state or foreign Governmental Entity in connection with this Agreement and the transactions contemplated hereby, other than the portions of such filings that include confidential information not directly related to the transactions contemplated by this Agreement.

          (f) The Company shall not (i) enter into, adopt, amend in any material respect (except as may be required by law) or terminate any Company Benefit Plan or other employee benefit plan or any agreement, arrangement, plan or policy between the Company and one or more of its directors or officers or
     (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Company, increase in any manner the compensation or fringe benefits of any director, officer or key employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock options or Performance Share awards) or enter into any contract, agreement, commitment or arrangement to do any of the foregoing, except as provided in Section 6.05(d).

     SECTION 5.02. No Solicitation; Fiduciary Out. (a) The Company shall not authorize or permit any of its executive officers or directors or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its Subsidiaries to (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal (as defined below) or (ii) participate in any discussions or negotiations regarding any Takeover Proposal; provided, however, that, if at any time prior to the Effective Time the Board of Directors of the Company determines in good faith, after consultation with counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders, the Company may, in response to an unsolicited Takeover Proposal, and subject to compliance with Section 5.02(c), (x) furnish information with respect to the Company to any person pursuant to a confidentiality agreement and (y) participate in negotiations regarding such Takeover Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any director or executive officer of the Company or any of its Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 5.02(a) by the Company. For purposes of this Agreement, 'Takeover Proposal' means any inquiry, proposal or offer from any person (other than Parent or any of its Subsidiaries) relating to any direct or indirect acquisition or purchase of a substantial amount of assets of the Company or any of its Subsidiaries or of 50% or more of the shares of Company Common Stock, any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of the shares of Company Common Stock, any merger, consolidation, business combination, sale of substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company, other than the Merger, or any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which would reasonably be expected to dilute materially the benefits to Parent of the transactions contemplated hereby.

     (b) Except as set forth in this Section 5.02(b), neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, the approval or recommendation by such Board of Directors of this Agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal or (iii) cause the Company to enter into any agreement with respect to any Takeover Proposal. Notwithstanding the foregoing, in the event that prior to the Effective Time the Board of Directors of the Company determines in good faith, after consultation with counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders, the Board of Directors of the Company may withdraw or modify its approval or recommendation of this Agreement and the Merger, approve or recommend a Takeover Proposal or cause the Company to enter into an agreement with respect to a Takeover Proposal. While the fact that any Takeover Proposal may be conditioned on Parent's agreeing to it may be considered by the Company's Board of Directors, such fact shall not prevent the Company's Board of Directors from taking any action pursuant to this Section 5.02(b) even if Parent has stated or indicated in any way that it will not agree to such Takeover Proposal.

     (c) In addition to the obligations of the Company set forth in Section 5.02(a), the Company shall immediately advise Parent orally and in writing of any request for information or of any Takeover Proposal, or any inquiry with respect to or which could lead to any Takeover Proposal, and shall describe the material terms and conditions of such request, Takeover Proposal or inquiry and the identity of the person making such request, Takeover Proposal or inquiry. The Company will keep Parent fully informed of the status and details (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry.

     (d) Nothing contained in this Section 5.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders if, in the opinion of the Board of Directors of the Company, after consultation with counsel, failure so to disclose would be inconsistent with its fiduciary duties to the Company's stockholders; provided, however, that neither the Company nor its Board of Directors nor any committee thereof shall, except as permitted by Section 5.02(b), withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, a Takeover Proposal.

                                   ARTICLE VI
                             ADDITIONAL AGREEMENTS

     SECTION 6.01. Preparation of the Proxy Statement. The Company shall promptly prepare and file with the SEC preliminary and final versions of the Proxy Statement and a Schedule 13E-3. The Company shall use its best efforts to have the Proxy Statement cleared by the SEC and mailed to its stockholders at the earliest practicable date. The Company shall cooperate and consult with Parent with respect to the Proxy Statement and the Schedule 13E-3 and any related SEC comments. The Company covenants that (i) the Proxy Statement and the
Schedule 13E-3 will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder and
(ii) as of the date of mailing of the Proxy Statement and at the time of the meeting of the Company's stockholders to be held in connection with the Merger, the Proxy Statement and the Schedule 13E-3 will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, provided that no representation is made by the Company with respect to any information included in the Proxy Statement and the Schedule 13E-3 regarding Parent or its

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
Subsidiaries supplied by Parent in writing specifically for inclusion in the Proxy Statement and the Schedule 13E-3.

     SECTION 6.02. Access to Information. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the Company shall (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of Parent, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal securities laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request. Unless otherwise required by law, Parent will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason Parent shall promptly upon request return all nonpublic documents obtained from the Company, and any copies made of such documents, to the Company.

     SECTION 6.03. Stockholders Meeting. The Company shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the Merger. Subject to Section 5.02(b), the Company will, through its Board of Directors, recommend to its stockholders approval of this Agreement and the Merger and shall use its best efforts to hold such meeting as soon as reasonably practicable after the date hereof.

     SECTION 6.04. Legal Conditions to Merger. Each of the Company, Parent and Sub will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include, without limitation, furnishing all information required under the HSR Act and in connection with approvals of or filings with state insurance authorities and any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each of the Company, Parent and Sub will, and will cause its Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by Parent, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

     SECTION 6.05. Employee Benefit Plans. (a) Parent and the Company agree that the benefit plans of the Company and its Subsidiaries in effect at the date of this Agreement (other than the Company Stock Plans and the Company's Employee Stock Ownership Plan (the 'ESOP')) shall, to the extent practicable, remain in effect without amendment until the Effective Time and that thereafter the Surviving Corporation will maintain, subject to such changes and modifications as may be necessary or desirable to facilitate compliance by Parent and its Subsidiaries (including the Surviving Corporation) with applicable statutory and regulatory requirements, for a period of three years after the Effective Time, benefit plans (other than the Company Stock Plans and the ESOP) which are no less favorable, in the aggregate, to the employees covered by such plans as the benefit plans in effect at the Effective Time (other than the Company Stock Plans and the ESOP).

     (b) Parent will, and will cause the Surviving Corporation to, honor without modification for a period of three years after the Effective Time all employee severance plans (or policies) and employment and severance agreements of the Company or any of its Subsidiaries in existence on the date hereof as such plans, policies and agreements shall be in effect in accordance with the terms of this Agreement at the Effective Time.

     (c) Parent and the Company will use their best efforts to agree on compensation plans for the officers and employees of the Company after the Effective Time to provide them incentive compensation that in the aggregate is reasonably comparable (without giving effect to the payments to them resulting from the Merger) to that historically provided by the Company Stock Plans and the

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
ESOP, except that Parent shall not be required to issue any shares of its equity securities in connection with such compensation plans.

     (d) The Company agrees that (i) all the outstanding borrowings by the ESOP will be paid in full from the unallocated assets of the ESOP, any remaining unallocated assets of the ESOP will be allocated among ESOP participants, the interests of all participants in the ESOP will be vested and distributed and, pursuant to resolutions adopted by the Company's Board of Directors prior to the execution of this Agreement, the ESOP will be terminated and (ii) in accordance with amendments to the Performance Share Plan effected prior to the execution of this Agreement, all Performance Share awards outstanding on the date hereof will remain in effect in accordance with the terms of such awards on such date except that any payments after the Effective Time will be made on the basis of the Merger Consideration and no Company Common Stock shall be issued after the Effective Time. The Company represents and warrants to Parent that, following the Effective Time, the unallocated assets of the ESOP will substantially exceed the amount required to prepay in full the borrowings of the ESOP.

     SECTION 6.06. Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

     SECTION 6.07. Brokers or Finders. Each of Parent and the Company represents, as to itself, its Subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except Morgan Stanley & Co. Incorporated, whose fees and expenses will be paid by the Company in accordance with the Company's agreement with such firm (copies of which have been delivered by the Company to Parent prior to the date of this Agreement), and each of Parent and the Company agree to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its affiliate.

     SECTION 6.08. Indemnification; Insurance. (a) The Company shall, and from and after the Effective Time Parent and the Surviving Corporation shall, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes such prior to the Effective Time, an officer, director or employee of the Company or any of its Subsidiaries (the 'Indemnified Parties') against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of the Company or any of its Subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ('Indemnified Liabilities') and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby; provided, however, in the case of the Company and the Surviving Corporation such indemnification shall only be to the fullest extent a corporation is permitted under the DGCL to indemnify its own directors, officers and employees; in the case of Parent, such indemnification shall not be limited by the DGCL but such indemnification shall not be applicable to any claims made against the Indemnified Parties (A) arising out of, based upon or attributable to the gaining in fact of any personal profit or advantage to which they were not legally entitled or (B) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act; and the Company, Parent and the Surviving Corporation, as the case may be, will pay all expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party, in the case of the Company and the Surviving Corporation only to the fullest extent permitted by law upon receipt of any undertaking contemplated by Section 145(e) of the DGCL. Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party (whether arising before or after the Effective
Time), (i) the Indemnified Parties may retain counsel satisfactory to them and the Company (or them and Parent and the Surviving Corporation after the Effective Time), (ii) the Company (or after the Effective Time, the Surviving Corporation) shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, and (iii) the Company (or after the Effective Time, Parent and the Surviving Corporation) will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that none of the Company, Parent or the Surviving Corporation shall be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 6.08, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Company, Parent or the Surviving Corporation (but the failure so to notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6.08 except to the extent such failure prejudices such party), and shall deliver to the Company (or after the Effective Time, the Surviving Corporation (but not Parent)) the undertaking contemplated by Section 145(e) of the DGCL. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

     (b) The provisions of this Section 6.08 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and representatives.

     SECTION 6.09. (a) Additional Agreements; Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other party, including by provision of information and making of all necessary filings under the HSR Act and state insurance laws. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either the Company or Sub, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     (b) Parent agrees that it will not, as permitted by Section 2(b)(ii) of the Proxy Agreement to which it is a party with NationsBank of Maryland, instruct the proxy named therein (i) not to vote the shares of Company Common Stock owned by its Subsidiaries on the Merger or (ii) to vote such shares on the Merger in the same proportion as the votes cast by the Independent Stockholders, so long as this Agreement has not been terminated pursuant to Article VIII.

     (c) Parent or Surviving Corporation agrees, subject to consummation of the Merger, to pay, without deduction or withholding from any amount payable to the holders of Company Common Stock, any New York State Tax on Gains Derived from Certain Real Property Transfers and any other similar taxes that become payable by the Company or the Surviving Corporation on transfers of the Company's tangible assets. The Company and Parent shall cooperate in the preparation, execution and filing of any returns, questionnaires, applications and other documents related to such taxes required or permitted to be filed on or before the Effective Time.

                                  ARTICLE VII
                                   CONDITIONS

     SECTION 7.01. Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the holders of 80% of the outstanding shares of Company Common Stock, including the affirmative vote of Independent Stockholders holding a majority of the outstanding shares of Company Common Stock not owned by Parent and its Subsidiaries.

          (b) Other Approvals. Other than the filing provided for by Section 1.01, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity the failure to obtain which would have a material adverse effect on Parent and its Subsidiaries or the Surviving Corporation and its Subsidiaries, in each case taken as a whole, shall have been filed, occurred or been obtained.

          (c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect.

     SECTION 7.02. Conditions of Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are subject to the satisfaction of the following conditions unless waived by Parent and Sub:

          (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

          (c) Opinion of Counsel to the Company. Parent and Sub shall have received, on and as of the Closing Date, an opinion of Cravath, Swaine & Moore, counsel to the Company, in usual and customary form reasonably acceptable to Parent and Sub, substantially as to the matters set forth in Sections 3.01 (only with respect to the first sentence thereof), 3.03 (subject to customary exceptions regarding insolvency and equitable remedies), and 3.04 (only with respect to clause (i) thereof).

     SECTION 7.03. Conditions of Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction of the following conditions unless waived by the Company:

          (a) Representations and Warranties. The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

          (b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

          (c) Opinion of Counsel to Parent and Sub. The Company shall have received, on and as of the Closing Date, an opinion of Munger, Tolles & Olson, counsel to Parent and Sub, in usual and customary form reasonably acceptable to the Company, substantially as to the matters set forth in Sections 4.01 (only with respect to the first sentence thereof), 4.02 (subject to customary exceptions regarding insolvency and equitable remedies), and 4.03 (only with respect to clause (i) thereof).

                                  ARTICLE VIII
                           TERMINATION AND AMENDMENT

     SECTION 8.01. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

          (a) by mutual consent of Parent and the Company;

          (b) (i) by either Parent or the Company if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach shall not have been cured within two business days following receipt by the breaching party of notice of such breach, or (ii) by either Parent or the Company if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and non-appealable;

          (c) by either Parent or the Company if the Company's Board of Directors takes any of the actions permitted by Section 5.02(b); provided the Company may so terminate only if it has complied with all the provisions of Section 5.02(c);

          (d) by either Parent or the Company if the Merger shall not have been consummated on or before March 31, 1996; or

          (e) by either party if the required approval of the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof.

     SECTION 8.02. Effect of Termination. In the event of a termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Sub or the Company or their respective officers or directors, except with respect to any breach of any provision of this Agreement prior to such termination and except that the last sentence of
Section 6.02 and all of Sections 6.06 and 6.07 shall continue in effect.

     SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval in accordance with Section 7.01(a). This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     SECTION 8.04. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE IX
                                 MISCELLANEOUS

     SECTION 9.01. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Sections 2.01, 2.02, 6.05, 6.06, 6.07, 6.08 and 6.09 and this Section 9.01.

     SECTION 9.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to Parent or Sub, to

                       Berkshire Hathaway Inc.
                       1440 Kiewit Plaza
                       Omaha, Nebraska 68131

                       Attention: Marc D. Hamburg
                                Vice President, Treasurer

                       Telecopy No.: (402) 346-0476
        with a copy to

                       John B. Frank, Esq.
                       Munger, Tolles & Olson
                       355 South Grand Avenue, 35th floor
                       Los Angeles, California 90071-1560

                       Telecopy No.: (213) 687-3702

        and

     (b) if to the Company, to

                       GEICO Corporation
                       5260 Western Avenue
                       Washington, D.C. 20076
                       Attention: Rosalind A. Phillips
                                Secretary

                       Telecopy No.: (301) 986-3054

        with a copy to

                       Samuel C. Butler, Esq.
                       Cravath, Swaine & Moore
                       Worldwide Plaza
                       825 Eighth Avenue
                       New York, New York 10019-7475

                       Telecopy No.: (212) 474-3700

     SECTION 9.03. Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. This Agreement (including the documents and the instruments referred to herein) (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) except as provided in Sections 6.05 and 6.08, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     SECTION 9.04. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

     SECTION 9.05. Publicity. Except as otherwise required by law or the rules of the New York Stock Exchange, for so long as this Agreement is in effect, neither the Company nor Parent shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

     SECTION 9.06. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned Subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     IN WITNESS WHEREOF Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          BERKSHIRE HATHAWAY INC.,

                                          By         /s/ WARREN E. BUFFET
                                                             ...................
                                          Name: Warren E. Buffett
                                          Title: Chairman and Chief
                                              Executive Officer

                                          HPKF INC.,

                                          By         /s/ WARREN E. BUFFET
                                                             ...................
                                          Name: Warren E. Buffett
                                          Title: Chairman and Chief
                                              Executive Officer

                                          GEICO CORPORATION,

                                          By          /s/ OLZA M. NICELY
                                                             ...................
                                          Name: Olza M. Nicely
                                          Title: President and Chief
                                              Executive Officer

                                          By         /s/ LOUIS A. SIMPSON
                                                             ...................
                                          Name: Louis A. Simpson
                                          Title: President and Chief
                                              Executive Officer

                                                                      APPENDIX B

MORGAN STANLEY

                                                     MORGAN STANLEY & CO.
                                                     INCORPORATED
                                                     1585 BROADWAY
                                                     NEW YORK, NEW YORK 10036
                                                     (212) 761-4000

                                                                 August 25, 1995

Board of Directors of GEICO CORPORATION
GEICO CORPORATION
One GEICO Plaza
Washington D.C. 20076

Members of the Board of Directors:

     We understand that GEICO CORPORATION (the 'Company'), BERKSHIRE HATHAWAY INC. ('Buyer') and HPKF INC., an indirect subsidiary of Buyer ('Acquisition Sub') propose to enter into an Agreement and Plan of Merger dated as of August 25, 1995 (the 'Merger Agreement'), which provides, among other things, for the merger (the 'Merger') of Acquisition Sub with and into the Company. Pursuant to the Merger, the Company will become an indirect subsidiary of Buyer and each outstanding share of common stock, par value $1 per share (the 'Common Stock') of the Company, other than shares held in treasury or held by Buyer or any subsidiary of Buyer or as to which dissenters' rights have been perfected, will be converted into the right to receive $70 per share in cash. We understand that approximately 50.7% of the outstanding shares of Common Stock is owned by Buyer. We further understand that the Merger is conditioned upon, among other things, the approval of the holders of 80% of the Common Stock. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

     You have asked for our opinion as to whether the consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders (other than Buyer and its subsidiaries).

     For purposes of the opinion set forth herein, we have:

          (i) reviewed certain publicly available financial statements and other information of the Company;

          (ii)  reviewed  certain  internal   financial  statements  and   other
     financial and operating data concerning the Company prepared by the management of the Company;

          (iii)  analyzed  certain   financial  projections   prepared  by   the
     management of the Company;

          (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

          (v) reviewed the reported prices and trading activity for the Common Stock;

          (vi) compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly-traded companies and their securities;

          (vii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

          (viii) reviewed the Merger Agreement; and

          (ix) performed such other analyses as we have deemed appropriate.

     We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. We have not made any independent valuation or appraisal of the assets or liabilities of the Company nor have we been furnished with any such appraisals. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of the Company or any of its assets.

     We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services.

     It is understood that this letter is for the information of Board of Directors of the Company and may not be used for any other purpose without our prior written consent. We hereby consent, however, to the inclusion of this opinion as an exhibit to any proxy statement distributed in connection with the Merger.

     Based on the foregoing, we are of the opinion on the date hereof that the consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders (other than the Buyer and its subsidiaries).

                                          Very truly yours,

                                          MORGAN STANLEY & CO. INCORPORATED

                                          By:          /s/ GARY W. PARR
                                                             ...................
                                                       GARY W. PARR
                                                    MANAGING DIRECTOR

                                                                      APPENDIX C

                        DELAWARE GENERAL CORPORATION LAW

SECTION 262. Appraisal Rights

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to SS228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word 'stockholder' means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words 'stock' and 'share' mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation, and the words 'depository receipt' mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to SSSS251, 252, 254, 257, 258, 263 or 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsections (f) or (g) of SS251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SSSS251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares of fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under SS253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to SSSS228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                      APPENDIX D

                         CERTAIN INFORMATION REGARDING
                        DIRECTORS AND EXECUTIVE OFFICERS
                          OF BERKSHIRE AND THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS OF BERKSHIRE

     Each of the persons named below is a citizen of the United States of America. For each person whose principal employment is with Berkshire, the principal business of such person's employer is described in 'BERKSHIRE', and the business address of such person is 1440 Kiewit Plaza, Omaha, Nebraska 68131. Except as set forth in 'SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS', none of the persons named below is the beneficial owner of any Common Stock. Members of the Board of Directors of Berkshire are indicated with an asterisk.

                                                           PRINCIPAL OCCUPATION; BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
Warren E. Buffett*........................  Director  of Berkshire  since 1965  and Chairman  and Chief Executive
                                              Officer since 1970. Mr. Buffett, age 65, is a controlling person of
                                              Berkshire. He is also a  director of Capital Cities/ABC, Inc.,  The
                                              Coca-Cola  Company,  The Gillette  Company,  Salomon Inc  and USAir
                                              Group, Inc. (As  previously announced, Mr.  Buffett will not  stand for reelection at the next annual meeting of USAir Group, Inc.).
Howard G. Buffett*........................  Director  of Berkshire since 1993. Mr.  Buffett, age 40, is President of International  Operations,  The  GSI Group,  a  company  engaged primarily  in the manufacture  of farm equipment.  Prior to July 5,
                                              1995, Mr. Buffett had been since 1992, Vice President, Assistant to the Chairman and a  Director of Archer  Daniels Midland Company,  a
                                              company  engaged  principally  in the  business  of  processing and merchandising agricultural commodities. From  1988 until 1992,  Mr.
                                              Buffett  was  a member  of the  Douglas  County, Nebraska  Board of
                                              Commissioners. He is also a director of Coca-Cola Enterprises  Inc.
                                              Mr.  Buffett's  business  address  is  1004  East  Illinois Street,
                                              Assumption, Illinois 62510.
Susan T. Buffett*.........................  Director of Berkshire since 1991. Mrs. Buffett, age 63, has not  been employed in the past five years.
Malcolm G. Chace, III*....................  Director  of Berkshire since 1992. For more than the past five years,
                                              Mr. Chace,  age  61,  has  been a  private  investor.  Mr.  Chace's business  address is  731 Hospital  Trust Building,  Providence, RI
                                              02903.
Charles T. Munger*........................  Director of  Berkshire  and Vice  Chairman  of Berkshire's  Board  of
                                              Directors  since 1978. He is Chairman  of the Board of Directors of
                                              Wesco Financial Corporation, approximately 80%-owned by  Berkshire.
                                              Mr.  Munger, age 71, is also Chairman  of the Board of Directors of
                                              Daily Journal Corporation and a  director of Salomon Inc and  USAir
                                              Group, Inc. (As previously announced, Mr. Munger will not stand for reelection at the next annual meeting of USAir Group, Inc.)
Walter Scott, Jr.*........................  Director  of Berkshire since 1988. For more than the past five years,
                                              he  has   been   Chairman   of   the   Board   of   Directors   and

                                                           PRINCIPAL OCCUPATION; BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
                                              Chief  Executive  Officer of  Peter Kiewit  Sons', Inc.,  a company engaged worldwide in  construction, mining and  telecommunications.
                                              Mr. Scott, age 64, is also a director of Burlington Resources Inc.,
                                              California  Energy Company, Inc., C-TEC Corporation, ConAgra, Inc.,
                                              FirsTier Financial,  Inc.,  MFS Communications  Company,  Inc.  and
                                              Valmont Industries Inc. Mr. Scott's business address is 1501 Kiewit
                                              Plaza, Omaha, Nebraska 68131.
Marc D. Hamburg...........................  Vice  President, Chief  Financial Officer and  Treasurer of Berkshire
                                              since 1992. Mr. Hamburg,  age 46, was  Treasurer of Berkshire  from
                                              1987 until assuming his current position in 1992.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Each of the persons named below is a citizen of the United States of America. For each person whose principal employment is with the Company, the principal business of such person's employer is described in 'THE COMPANY', and the business address of such person is One GEICO Plaza, Washington, D.C. 20076-0001. Except as set forth in 'SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS', none of the persons named below is the beneficial owner of any Common Stock. Members of the Board of Directors of the Company are indicated with an asterisk.

                                                           PRINCIPAL OCCUPATION, BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
John H. Bretherick, Jr.*..................  Retired President,  Continental  Corporation,  an  insurance  holding company, New York, New York. Mr. Bretherick, age 65, is Chairman of
                                              the  Audit Committee and a member of the Human Resources Committee.
                                              He was President  and a  director of  Continental Corporation  from
                                              1984  until  his  retirement  in  1989.  Mr.  Bretherick's business address is One GEICO Plaza, Washington, DC 20076-0001.
Norma E. Brown*...........................  Major General, U.S.  Air Force,  Retired, San  Antonio, Texas.  Major
                                              General  Brown, age 69, is Chairperson of the Social Responsibility
                                              Committee and a member of the Audit Committee. She retired from the
                                              U.S. Air Force in 1982 after  completing 31 years of service.  From
                                              1979  until  her  retirement,  she  was  Commander  of  the Chanute
                                              Technical Training Center. General Brown's business address is  One
                                              GEICO Plaza, Washington, DC 20076-0001.
Samuel C. Butler*.........................  Partner,  Cravath, Swaine & Moore, attorneys, New York, New York. Mr.
                                              Butler, age 65, is  Chairman of the  Executive and Human  Resources
                                              Committees.  He  has been  a partner  in the  law firm  of Cravath,
                                              Swaine & Moore  since 1961.  Mr. Butler  is a  director of  Ashland
                                              Inc.,  United States  Trust Corporation  and Millipore Corporation.
                                              Mr. Butler's business address is Cravath, Swaine & Moore, Worldwide
                                              Plaza, 825 Eighth Avenue, New York, New York 10019.
James E. Cheek*...........................  President Emeritus, Howard University, Washington D.C. Dr. Cheek, age
                                              62, is a member of the Finance and Social

                                                           PRINCIPAL OCCUPATION, BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
                                              Responsibility Committees. He  has been  Commissioner of  Education for  the United States  Virgin Islands since March  3, 1995. He was
                                              President of Howard  University from 1969  until his retirement  in
                                              1989.  Dr.  Cheek's business  address  is Department  of Education,
                                              Office of the Commissioner, 44-46 Kongens Gade, St. Thomas,  Virgin
                                              Islands 00802.
A. James Clark*...........................  Chairman  of the  Board, President  and Director,  Clark Enterprises,
                                              Inc., a commercial  real estate and  construction holding  company,
                                              Bethesda, Maryland. Mr. Clark, age 67, is a member of the Audit and
                                              Human  Resources Committees. He has  been Chairman and President of
                                              Clark Enterprises, Inc. since 1972,  Chairman and President of  The
                                              Clark Construction Group, Inc. since 1988 and Chairman of the Board of  The  George  Hyman Construction  Company  since 1986.  He  is a
                                              director  of  Potomac  Electric  Power  Company,  Lockheed   Martin
                                              Corporation  and  Carr  Realty  Corporation.  Mr.  Clark's business address is  Clark  Enterprises,  Inc., 7500  Old  Georgetown  Road,
                                              Bethesda, Maryland 20814-6195.
Delano E. Lewis*..........................  President  and  Chief  Executive Officer,  National  Public  Radio, a
                                              non-profit membership organization producing programming for public radio stations, Washington D.C. Mr. Lewis,  age 56, is a member  of the  Audit  and Social  Responsibility  Committees. He  was elected
                                              President and Chief Executive Officer  of National Public Radio  in
                                              1994.  He served  as a director  of The C&P  Telephone Company from
                                              1983 to 1993, President from 1988 to 1993, Chief Executive  Officer from 1990 to 1993 and was a Vice President from 1983 to 1988. He is
                                              a    director   of    The   Chase    Manhattan   Corporation,   the
                                              Colgate-Palmolive Company, Apple Computer,  Inc. and BET  Holdings,
                                              Inc.  Mr. Lewis's business  address is National  Public Radio, Room
                                              640, 635 Massachusetts Avenue, NW, Washington, DC 20001.
Olza M. Nicely*...........................  President and  Chief Executive  Officer  - Insurance  Operations  and
                                              Director of the Company, Chevy Chase, Maryland. Mr. Nicely, age 52,
                                              is a member of the Executive and Finance Committees. He was elected
                                              President and Chief Executive Officer - Insurance Operations of the
                                              Company  in 1993. He has served as  a Director of GEICO since 1985,
                                              President since  1989,  Chief  Executive  Officer  since  1992  and
                                              Chairman  of the Board since 1993,  having served as Executive Vice
                                              President from 1987 to 1989 and Senior Vice President from 1985  to
                                              1987.
Coleman Raphael*..........................  Retired   Dean,  School  of  Business  Administration,  George  Mason
                                              University, Fairfax, Virginia. Dr. Raphael, age 70, is a member  of the  Finance and Human Resources Committees. He was Chairman of the
                                              Board and Chief Executive Officer of Night Owl Security, Inc.  from
                                              1991  to 1992 and Dean of  the School of Business Administration of
                                              George Mason University from  1986 to 1991. From  1970 to 1986,  he was

                                                           PRINCIPAL OCCUPATION, BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
                                              Chairman  of the Board,  Chief Executive Officer  and a director of
                                              Atlantic Research Corporation.  Dr. Raphael's  business address  is
                                              One GEICO Plaza, Washington, DC 20076-0001.
William J. Ruane*.........................  Chairman  of  the Board  and Director,  Ruane,  Cunniff &  Co., Inc.,
                                              investment advisors, New York,  New York. Mr. Ruane,  age 70, is  a member of the Executive, Finance and Human Resources Committees. He
                                              has  been Chairman of Ruane, Cunniff &  Co., Inc. since 1969. He is
                                              Chairman of the Board of Sequoia  Fund, Inc. and a director of  The
                                              Washington  Post Company.  Mr. Ruane's  business address  is Ruane,
                                              Cuniff & Co.,  Inc., Suite 4701,  767 Fifth Avenue,  New York,  New
                                              York 10153-4798.
Louis A. Simpson*.........................  President  and  Chief  Executive  Officer  -  Capital  Operations and
                                              Director of the  Company, Chevy Chase,  Maryland. Mr. Simpson,  age
                                              58,  is  Chairman of  the  Finance Committee  and  a member  of the
                                              Executive Committee. He was  elected President and Chief  Executive
                                              Officer  - Capital Operations of the Company in 1993, having served as Vice Chairman of the Board from 1985 to 1993. He was Senior Vice
                                              President of GEICO from 1979 to  1989 and of the Company from  1979 to  1985.  He  is a  director  of Potomac  Electric  Power Company,
                                              Salomon Inc, Pacific American Income Shares Inc. and Thompson  PBE,
                                              Inc.
W. Alvon Sparks, Jr*......................  Executive  Vice President and Chief Financial Officer and Director of
                                              the Company, Chevy Chase, Maryland. Mr. Sparks, age 60, is a member of the Finance  and Social Responsibility  Committees. He has  been
                                              Executive Vice President and Chief Financial Officer of the Company
                                              since  1992, having  served as Senior  Vice President  from 1982 to
                                              1992. He has been a Director  of GEICO since 1982, and was  elected
                                              Executive  Vice President in February 1995, having served as Senior
                                              Vice President since 1982.
Marion E. Byrd............................  Director and Senior Vice President of GEICO since May 1989. Mr. Byrd, age 59, was  a Vice  President of GEICO  from January  1980 to  May
                                              1989. He also is, or has served as, a director and/or an officer of several subsidiaries of the Company and GEICO.
Charles R. Davies.........................  Vice  President and  General Counsel of  the Company and  GEICO and a
                                              Director of GEICO since November 1992. He served as Vice  President and Deputy General Counsel of both the Company and GEICO from March
                                              1987  to  November 1992  and  Assistant Vice  President  and Deputy
                                              General Counsel from March 1982 to March 1987. Mr. Davies, age  55, also  is, or has served as, a director and/or an officer of several subsidiaries of the Company and GEICO.
James M. Hitt.............................  Vice President of  GEICO since August  1986 and an  officer of  GEICO since  1979.  Mr.  Hitt,  age  51,  also  is,  or  has  served  as,

                                                           PRINCIPAL OCCUPATION, BUSINESS ADDRESS;
                                                             PRINCIPAL BUSINESS OF EMPLOYER; AND
                   NAME                                         FIVE-YEAR EMPLOYMENT HISTORY
------------------------------------------  ---------------------------------------------------------------------
                                              an officer and/or director of  various subsidiaries of the  Company and GEICO.
Donald R. Lyons...........................  Vice President of GEICO since May 1992 and an officer since September
                                              1985. Mr. Lyons, age 49, is also an officer of certain subsidiaries of GEICO.
Robert M. Miller..........................  Vice President of GEICO since September 1987 and Director since 1993, having  served as an officer since May 1980. Mr. Miller, age 53, is also a  director and  an  officer of  certain subsidiaries  of  the
                                              Company and GEICO.
Simone J. Pace............................  Senior  Vice President  of the  Company and  GEICO and  a Director of
                                              GEICO since August 1993.  Prior to joining  the Company, Mr.  Pace, age  53,  had  been  President of  Blue  Cross/Blue  Shield  of the
                                              National Capital Area from September 1992 to April 1993,  Executive
                                              Vice  President from  October 1988 to  August 1992  and Senior Vice
                                              President from January  1985 to October  1988, having first  joined that company in June 1971.
David H. Pushman..........................  Vice President of GEICO since May 1989. Mr. Pushman, age 46, has been an officer of GEICO since June 1986.
William E. Roberts........................  Group Vice President of GEICO since May 1995, Vice President from May
                                              1994  to May 1995, Assistant Vice President from August 1991 to May
                                              1994 and Director of GEICO since August 1994. Mr. Roberts, age  45, also serves as a director and/or an officer of several subsidiaries of the Company and GEICO.
David L. Schindler........................  Vice  President of GEICO since May 1988 and a Director since November
                                              1995, having served as an officer  of GEICO since August 1983.  Mr.
                                              Schindler, age 50, is also, or has served as, an officer of several subsidiaries of GEICO.
Richard C. Van Essendelft.................  Vice  President of  GEICO since January  1992, and  an Assistant Vice
                                              President from August 1979 to January 1992. Mr. Van Essendelft, age
                                              55, also is,  or has  served as, a  director and/or  an officer  of various subsidiaries of the Company.
Thomas M. Wells...........................  Group  Vice President and  Controller of the  Company and GEICO since
                                              August 1992 and a Director of GEICO since November 1992. He  served as Vice President and Controller of the Company and GEICO from July
                                              1985  to August 1992. Mr. Wells, age  45, also serves as a director and/or an officer of several subsidiaries of the Company and GEICO.

PROXY                          GEICO CORPORATION                    COMMON STOCK


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     OLZA M. NICELY, LOUIS A. SIMPSON and SAMUEL C. BUTLER, or any of them, with full power of substitution, are hereby appointed proxies (the 'Proxies') of the undersigned and authorized to represent and to vote, as designated below, all shares of Common Stock of GEICO Corporation held of record by the undersigned on November 16, 1995, at the Special Meeting of Stockholders to be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on December 20, 1995, at 10:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof, on the following:


(1) PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AMONG BERKSHIRE HATHAWAY INC., HPKF INC. AND GEICO CORPORATION dated as of August 25, 1995, all as more fully described in the accompanying Proxy Statement:

             [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR ITEM (1) UNLESS A CONTRARY CHOICE IS SPECIFIED.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEM (1).

                               (SEE REVERSE SIDE)

             (PLEASE READ OTHER SIDE FIRST)

                         SHARES

                                  SIGNED:

                                  ________________________________________
                                  ________________________________________
                                                   (PLEASE SIGN EXACTLY AS
                                                    NAME APPEARS AT LEFT)
                                  DATED: ___________________________, 1995

                                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.